[logo] Rochester Fund Municipal


                           [graphic of NY state map]

                     [Rochester Fund Municipals bullet logo]


                                                                   ANNUAL REPORT
                                                               December 31, 1999

Tax-Free

Income for

New York

Investors

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest
(front cover)

"The more you dig, the better
Rochester Fund Municipals looks.
-------------------------
Its long-term returns all rank in its
category's best decile, and its yield is well above average."

[Rochester Fund Municipals bullet logo]

Morningstar's Rochester Fund Municipals Analysis
August 20, 1999

Morningstar, Inc. is a nationally recognized mutual fund rating service.

(inside front cover)

[photo]
Bridget A. Macaskill
President
Rochester Fund Municipals

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

     Whenever a new year begins -- let alone a new decade or century -- it makes sense to pause a moment to assess where we've been and where we're going.
     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.
     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.
     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.
     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed ten years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.
     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually -- and perhaps very suddenly -- return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.
     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

      Sincerely,

      /s/ Bridget A. Macaskill

      Bridget A. Macaskill
      January 24, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.

                          1 ROCHESTER FUND MUNICIPALS

THE "ROCHESTER" WAY WITH MUNICIPAL BONDS
--------------------------------------------------------------------------------

[Rochester Fund Municipals bullet]

[Oppenheimer PA Municipal Fund bullet]

[Limited Term NY Municipal Fund bullet]


     OppenheimerFunds, Inc. has operated as an investment advisor since 1960. As of December 31, 1999, OppenheimerFunds, Inc. (including subsidiaries) manages assets of more than $120 billion, including investment companies with more than 5 million shareholder accounts.
     The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New York, is dedicated to the investment management and distribution of regional municipal bond funds. These Funds -- Rochester Fund Municipals, the Limited Term New York Municipal Fund, and the Oppenheimer Pennsylvania Municipal Fund -- pursue an investment approach that is intentionally limited to specific sectors and regions of the municipal market.(1)
     Most investors recognize that the greatest advantage of mutual fund investing is professional management: the devotion of an investment team to broadly diversify the fund's portfolio, continually review each holding and analyze new issues. All to reduce the potential impact of adversity and create an investment with the potential to earn high yields.
     Here in Rochester, we believe that the strengths of our portfolio management style go even further. In addition to reviewing the broad spectrum of New York municipal issues generally available, Rochester Fund Municipals pursues special situations often overlooked by the market in general. When properly investigated, selected for their potential and folded into the portfolio, these issues not only broaden diversity but have the potential to increase the Fund's yield as well.
     We look to smaller issuers throughout the State, because they typically provide higher yields than larger issuers of equivalent credit quality. Smaller issuers are also receptive to our preference for graduated payment of principal, creating a "sinking fund" payment schedule that enables us to accelerate the debt schedule, thereby both increasing the return on investment and reducing the duration of the loan.
     We believe that careful credit research on unrated issues can also be very rewarding, as some highly creditworthy issuers intentionally opt to forego the expense of obtaining a credit rating. We analyze unrated issues to determine the true risks weighed against their yield, in hopes of providing shareholders with a favorable risk/reward trade-off.
     Our commitment to internal investment research also enables us to focus our attention on premium callable bonds, delving beyond the call date and analyzing the bonds' structure and covenants. This process helps us isolate characteristics that indicate whether the issue may go

                          2 ROCHESTER FUND MUNICIPALS
uncalled long after a stated call date, thereby providing above-market yields and very low price volatility.
     And we "scavenger hunt" in the secondary markets, seeking to purchase bonds in small quantities -- below $100,000 -- that add incrementally small but eventually significant yield to the portfolio.
     Refined since the inception of Rochester Fund Municipals in May of 1986, the unique investment approach of each of these Funds has proven to be beneficial. Evaluating and negotiating these opportunities takes time and effort, but we believe if you are paying for portfolio management, you should demand and receive the extra effort and resourcefulness necessary to enhance the portfolio.

1. The Oppenheimer Pennsylvania Municipal Fund is not available in all states. Please consult your financial advisor for more details.


THE FUND'S DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------

     Diversification is one way Rochester Fund Municipals really stands out from the competition. We feel that merely concentrating the portfolio in a few, highly rated issues would dilute a primary advantage of mutual fund investing -- professional management.
     Instead, we strategically arrange a variety of bonds from many municipal sectors throughout New York State. We rely on our own research to assess the value of those under consideration. And we capitalize on our market experience and trading strategies when buying investments that have met our criteria.
     As of December 31, 1999, Rochester Fund Municipals' portfolio consisted of nearly 1,100 different securities. Here's the percentage breakdown:

BY MUNICIPAL SECTOR ON 12/31/99 AS A PERCENTAGE OF INVESTMENTS

Portfolio data are subject to change and are dollar-weighted based on the total market value of investments.

Hospital/Healthcare*              16.4%
---------------------------------------
Multifamily Housing                9.3%
---------------------------------------
Electric Utilities                 8.2%
---------------------------------------
General Obligation                 7.3%
---------------------------------------
Municipal Leases                   6.7%
---------------------------------------
Special Assessment                 6.3%
---------------------------------------
Adult Living Facilities            5.5%
---------------------------------------
Manufacturing, Non-Durable Goods   5.1%
---------------------------------------
Single Family Housing              5.1%
---------------------------------------
Marine/Aviation Facilities         5.0%
---------------------------------------
Resource Recovery                  5.0%
---------------------------------------
Nonprofit Organization             4.2%
---------------------------------------
Manufacturing, Durable Goods       3.6%
---------------------------------------
Higher Education                   3.2%
---------------------------------------
Water Utilities                    2.2%
---------------------------------------
Education                          2.1%
---------------------------------------
Sales Tax Revenue                  1.6%
---------------------------------------
Highways/Railways                  1.3%
---------------------------------------
Other                              1.9%
---------------------------------------
  TOTAL                          100.0%


HOSPITAL/HEALTHCARE IN DETAIL

Insured (Private Municipal Bond Insurance)             4.8%
------------------------------------------------------------
Insured (FHA or SONYMA Insurance)                      4.0%
------------------------------------------------------------
Backed, New York State Appropriations                  1.9%
------------------------------------------------------------
Backed, (Financial Institution Letter of Credit)       0.5%
------------------------------------------------------------
Backed, New York City Moral Obligation                 0.5%
------------------------------------------------------------
Prerefunded                                            0.3%
------------------------------------------------------------
Neither insured or otherwise enhanced                  4.4%
------------------------------------------------------------
  TOTAL                                               16.4%

* While the Fund's largest municipal sector continues to be Hospital/Healthcare, investors should note that the majority of these holdings have a "belt-and-suspenders" credit support of both the hospitals' revenues and backup guarantees of U.S. government FHA insurance, bank letters of credit, or New York State appropriations.

                          3 ROCHESTER FUND MUNICIPALS

[photo]

Ronald H. Fielding, CFA
Founded the Rochester Funds in May, 1983.
Ron is joined by his portfolio management team of Anthony A. Tanner, CFA and Daniel G. Loughran, CFA

DEAR FELLOW SHAREHOLDERS,
--------------------------------------------------------------------------------

     We are pleased to provide shareholders of Rochester Fund Municipals with the Fund's 1999 Annual Report.
     In this time of high taxes, the Fund has continued its efforts to provide tax relief by seeking a high level of tax-free income for shareholders.(1) The Fund experienced only one dividend adjustment throughout the year -- an increase from $0.085 to $0.087 per Class A share, effective with the May 1999 monthly distribution. (Please note your May statement for details, including the proportional increase in Class B and Class C shares.)
     As we enter the new year, we believe the Fund's yield is very compelling when compared to other New York municipal funds. In fact, according to Lipper Analytical Services, Inc., and as of December 31, 1999, the Fund's distribution yield of 6.22% at Net Asset Value was significantly higher than the 5.01% median yield of 102 long-term New York municipal bond funds.(2)
     The New York State economy grew significantly last year, with declining unemployment rates and generally stronger government revenues. New York City in particular, our largest credit in the portfolio, was upgraded during the year by Fitch IBCA from A- to A, and many of our state agency bonds were also upgraded. The one significant issue in New York State whose credit was downgraded in 1999, Nassau County General Obligation bonds, is not held by the Fund at all. But, while the improving national economy helped produce budget surpluses and credit upgrades in New York, it caused the Federal Reserve Board and investors to worry about higher inflation rates in the future. As a result, interest rates rose, and this adversely affected bond prices, including those held by Rochester Fund Municipals. In general, municipals did fare better than U.S. government bonds, but nearly all bond indices posted negative returns for the year.

     Which may lead you to ask 'what should I do now?' We would like to take this opportunity to encourage you to concentrate not on short-term market cycles, but rather on your long-term financial goals. The financial markets have always moved in cycles, and they will continue to do so. We further suggest that you continue to seek the advice of your financial advisor, to help you maintain a focused, balanced investment portfolio.
     Lastly, as your municipal bond portfolio managers, we ask you to consider the current market environment with the same enthusiasm that we share. Down markets can create exceptional buying opportunities for investors who choose to seek good long-term value. We currently see those values throughout New York State and look forward to reporting on the Fund's progress in coming quarters.

Sincerely,

/s/ Ronald Fielding

Ronald H. Fielding, CFA
Senior Vice President, OppenheimerFunds, Inc.
February 10, 2000

1. During the last fiscal year, Rochester Fund Municipals did not pay capital gains distributions. However, some investors may still be subject to the alternative minimum tax, in which case a portion of the Fund's distributions may increase that tax. Please see page 43 for details.
2. Rochester Fund Municipals' (Class A shares) provided a 30-day SEC yield of 4.85%, also higher than the 4.68% median yield of 102 long-term New York municipal bond funds calculated by Lipper. Lipper calculations of performance rankings do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield at NAV (based on last distribution) is annualized and divided by period-end Net Asset Value. Standardized yield (based on net investment income for the 30-day period ended 12/31/99) is annualized and divided by the period-end offering price. Falling net asset values will tend to artificially raise yields.
     All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                          4 ROCHESTER FUND MUNICIPALS

[photo]
The Rochester Funds Investment Team (l to r)
RONALD H. FIELDING, CFA
Senior Vice President, Portfolio Manager and
Chief Strategist, Rochester Division
ANTHONY A. TANNER, CFA
Vice President and Portfolio Manager,
Rochester Division
DANIEL G. LOUGHRAN, CFA
Vice President and Senior Research Analyst,
Rochester Division
RICHARD A. STEIN, CFA
Vice President-Credit Analysis, Rochester Division
JAMES E. BRAGG
Credit Analyst, Rochester Division
CHRISTOPHER D. WEILER, CFA
Assistant Vice President-Credit Analysis,
Rochester Division

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

     The past year was a challenging year for bond investors.
     The Federal Reserve Board believed that sustained economic growth had created the potential for inflationary pressures, and in June began raising short-term interest rates. Under the leadership of Chairman Alan Greenspan, the Federal Reserve raised the target on "Fed funds" (the overnight borrowing rate between banks) by 0.25% on three separate occasions -- June 30, August 24 and November 16, 1999. Investors should recall that these increases only offset the three distinct 0.25% decreases which occured in the last quarter of 1998.
     Such a market downturn reminds us of the nine months ended November, 1994 -- what many analysts reported to be the sharpest decline in bond prices in over 60 years. And, while as of December 31, 1999, the decline has been of smaller magnitude, some comparisons can offer insight into both the market and our consistent investment philosophy.
     In 1999, the Bond Buyer 40 Bond Index, (a broad national index of municipal bond prices), declined in value 13.8%.(1) During the same period the Net Asset Value (NAV) of Rochester Fund Municipals Class A shares declined 10.8%.(2) (Please remember, this is a decline in share value and not representative of the Fund's overall performance. See the table of Average Annual Total Returns for complete details.) In other words, the Fund's Class A shares experienced only 78% of the overall market's price decline.
     In comparison, 1994's Bond Buyer 40 Bond Index declined 18.1%, while the Fund's Class A NAV declined only 14.2%. That year, the Fund's Class A shares also experienced 78% of the overall market's price decline.
     This exhibits a fairly consistent ability to outperform this index in down markets. More importantly, it indicates the value of active management to reduce the impact of adversity.
     Can active management eliminate the impact of an overall market decline? No. By their very nature, municipal bond funds cannot run too far removed from the market cycles of municipal bonds. In fact, not one of the 102 New York State municipal debt funds tracked by Lipper Analytical Services, Inc. recorded a gain during the course of 1999.(3)
     The value of an investment through market cycles will exhibit volatility -- and, against a backdrop of record-breaking highs in the equity markets, even small losses can be considered significant. But remember, Rochester Fund Municipals also seeks to earn tax-free income, and the Fund continued to accomplish that goal throughout the year, providing Class A shareholders an annualized tax-free dividend yield of 6.22% (computed without sales charges) as of December 31, 1999. (Please note the charts indicating both the complete standardized yields and the 1999 fiscal year dividend history for the Fund.)
     In light of the year's performance, we remind our shareholders that, when you maintain a consistent investment philosophy and invest for the long term, you do not need to outperform in every calendar year in order to outperform in the long term. It would be nice to post only positive returns for every time period, but it is precisely the ebb and flow of financial markets that enables us to capture opportunity and seek healthy long-term performance.
     In fact, 1999 produced investment opportunities seldom seen in the municipal market. For the better part of the year, municipal bonds and municipal bond funds represented good value compared to most other asset classes. Typically, municipal bond yields are 80-85% of Treasury bond yields. They are lower because their exemption from federal income tax makes them more in demand by individual taxpayers. Yet toward the end of the year, we purchased bonds producing 95-100% of yields generated by comparable U.S. Treasury securities. (This market condition continues to exist -- see the section entitled "Why Now is a Good Time for Municipal Bonds," in this report.) And, as interest rates rose, the yield advantage offered by lower-rated issues increased, rewarding the efforts of our own internal research group.
     In our experience, we can remember few other times when the market has so clearly favored municipals -- especially considering that municipal income is generally free of federal, New York State and New York City personal income taxes.(4)
     The New York economy remained healthy through this reporting period, with numerous state agencies experiencing increases in their credit rating. New York State Appropriation Debt was also raised from a BBB+ to an A- credit by Standard and Poor's. New York municipal bonds have also been less volatile than other fixed income securities, including Treasury issues, during the period.
     As a matter of management style in virtually any economic environment, we seek to diversify the Fund's portfolio in an effort to minimize the potential impact of adversity in any one particular market sector, region or maturity. Despite the increased market demand for smaller issues (a direct result of the scarcity of larger, more popular paper), the Fund's investment strategy continued to successfully emphasize very broad diversification

                          5 ROCHESTER FUND MUNICIPALS

MANAGEMENT DISCUSSION AND ANALYSIS continued
--------------------------------------------------------------------------------

with 1,135 different bonds (as of 12/31/99) from across New York State and qualified U.S. Possessions.
     Naturally, as we uncover new opportunities, the Fund's portfolio holdings and allocations are subject to change, and maintaining a well-balanced portfolio also requires selling issues that no longer provide the risk/reward characteristics that most benefit our shareholders. As such, we reduced our investments in both escrow-to-maturity bonds and zero-coupon bonds. There was also an increase in the number of older issues in our portfolio that were "called" away, causing us to return to the markets and secure issues typically of longer maturities. As issues were traded, the Fund remained fully invested throughout the year.
     During the last few weeks of 1999, the municipal market was much less liquid than normal, which we believe was due to many factors, but primarily an unwarranted Y2K anxiety. As a result, many municipal issues considered less liquid were priced at much lower levels than we felt they deserved. As the year progresses, we fully expect to see improvement in overall liquidity and pricing of municipal issues, including many in our portfolio, that more truly reflects the value of assets in this class.
     Further into 2000, can we anticipate continued growth in the U.S. economy? We agree with the Federal Reserve's view that the U.S. economy is very strong, and that they must remain vigilant for signs of inflation which could lead to further increases in interest rates.
     But, as 1994 proved, economic cycles are just that -- cycles. Rising rates and declining prices can create buying opportunities, and the widening of credit spreads can only benefit buyers capable of conducting their own internal research to seek out real values. As markets stabilize -- which we fully anticipate at some point -- we expect Rochester Fund Municipals to provide investors with market-leading after-tax yields and to produce strong returns on a relative basis.

1. The Bond Buyer 40 Index is a broad national index of municipal bond prices, and is presented here for illustrative purposes only. Source: Bloomberg Business News. Used by permission. All rights reserved. Comparison to the Lehman Brothers Municipal Bond Index, another popular index more typically used in a comparison of the Fund's total return, is also included and can be found on page 7.
2. Rochester Fund Municipal's NAV calculations performed by the Rochester Division of OppenheimerFunds, Inc.
3. Source: Lipper Analytical Services, Inc.
4. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.

                         TOTAL RETURN
                        As of 12/31/99

                         Cumulative            Average Annual
                      NAV         MOP         NAV         MOP
---------------------------------------------------------------
A SHARES
---------------------------------------------------------------
1-Year              -5.51%      -9.99%      -5.51%      -9.99%
---------------------------------------------------------------
5-Year              38.62%      32.04%       6.75%       5.72%
---------------------------------------------------------------
10-Year             95.99%      86.67%       6.96%       6.44%
---------------------------------------------------------------
Life (5/15/86)     163.85%     151.31%       7.38%       7.00%
---------------------------------------------------------------
B SHARES
---------------------------------------------------------------
1-Year              -6.27%     -10.73%      -6.27%     -10.73%
---------------------------------------------------------------
Life (3/17/97)       7.64%       4.82%       2.67%       1.70%
---------------------------------------------------------------
C SHARES
---------------------------------------------------------------
1-Year              -6.32%      -7.21%      -6.32%      -7.21%
---------------------------------------------------------------
Life (3/17/97)       7.60%       7.60%       2.66%       2.66%
---------------------------------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 3% (life of class). Class C returns for the one-year period include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. NAV stands for Net Asset Value, and returns at NAV do not reflect payment of any sales charge.
     The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com


                     YIELDS
                 As of 12/31/99

                Dividend Yield        Standardized
                At NAV      At MOP       Yield

CLASS A         6.22%       5.93%       4.85%
---------------------------------------------------
CLASS B         5.19%       5.19%       4.22%
---------------------------------------------------
CLASS C         5.21%       5.21%       4.24%


Dividend yield at MOP (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 12/31/99) are annualized and divided by period-end offering price. Dividend yield at NAV does not include sales charges. Falling share prices may artificially increase yields.


             DIVIDEND DISTRIBUTIONS
                1/1/99 - 12/31/99

Dividend per Share (in cents)

MONTH       CLASS A     CLASS B     CLASS C
-------------------------------------------
January        8.5         7.3         7.3
-------------------------------------------
February       8.5         7.2         7.3
-------------------------------------------
March          8.5         7.3         7.3
-------------------------------------------
April          8.5         6.9         7.0
-------------------------------------------
May            8.7         7.5         7.5
-------------------------------------------
June           8.7         7.5         7.5
-------------------------------------------
July           8.7         7.2         7.2
-------------------------------------------
August         8.7         7.5         7.5
-------------------------------------------
September      8.7         7.5         7.6
-------------------------------------------
October        8.7         7.3         7.3
-------------------------------------------
November       8.7         7.6         7.6
-------------------------------------------
December       8.7         7.3         7.3

This assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.
     The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders. Additionally, the amount of those dividends and the dividends paid on Class B and Class C shares may vary over time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.
     The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio strategies during its last fiscal year.

                          6 ROCHESTER FUND MUNICIPALS

COMPARING THE FUND'S PERFORMANCE TO THE MARKET
--------------------------------------------------------------------------------

     The graphs detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of the respective class on March 17, 1997. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Rochester Fund Municipals and Lehman Brothers Municipal Bond Index

[line graph]
CLASS A SHARES

               Rochester Fund  Lehman Brothers       Consumer Price
               Municipals      Municipal Bond Index  Index
-------------------------------------------------------------------
12/31/89           9,525           10,000               10,000
-------------------------------------------------------------------
12/31/90          10,224           10,729               10,611
-------------------------------------------------------------------
12/31/91          11,531           12,031               10,936
-------------------------------------------------------------------
12/31/92          12,822           13,092               11,253
-------------------------------------------------------------------
12/31/93          14,694           14,700               11,562
-------------------------------------------------------------------
12/31/94          13,468           13,940               11,872
-------------------------------------------------------------------
12/31/95          15,972           16,374               12,173
-------------------------------------------------------------------
12/31/96          16,824           17,099               12,577
-------------------------------------------------------------------
12/31/97          18,541           18,671               12,791
-------------------------------------------------------------------
12/31/98          19,754           19,880               12,998
-------------------------------------------------------------------
12/31/99          18,668           19,472               13,386
-------------------------------------------------------------------

Average Annual Total Return of Class A Shares of the Fund at 12/31/99(1)
1 Year -9.99%         5 Year 5.72%            10 Year 6.44%


[line graph]
CLASS B SHARES

               Rochester Fund  Lehman Brothers       Consumer Price
               Municipals      Municipal Bond Index  Index
------------------------------------------------------------------
03/17/97          10,000           10,000              10,000
------------------------------------------------------------------
12/31/97          10,871           10,945              10,081
------------------------------------------------------------------
12/31/98          11,485           11,655              10,244
------------------------------------------------------------------
12/31/99          10,482           11,415              10,550
------------------------------------------------------------------

Average Annual Total Return of Class B Shares of the Fund at 12/31/99(2)
1 Year -10.73%         Life of Class 1.70%


[line graph]
CLASS C SHARES

               Rochester Fund  Lehman Brothers       Consumer Price
               Municipals      Municipal Bond Index  Index
------------------------------------------------------------------
03/17/97          10,000            10,000             10,000
------------------------------------------------------------------
12/31/97          10,887            10,945             10,081
------------------------------------------------------------------
12/31/98          11,486            11,655             10,244
------------------------------------------------------------------
12/31/99          10,760            11,415             10,550
------------------------------------------------------------------

Average Annual Total Return of Class C Shares of the Fund at 12/31/99(3)
1 Year -7.21%            Life of Class 2.66%

[key]

(orange) Rochester Fund Municipals
(green)  Lehman Brothers Municipal Bond Index
(black)  Consumer Price Index

     1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
     2. Class B shares of the Fund were first publicly offered on March 17, 1997. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges (CDSC), respectively, for the one-year period and the life of class. The ending account value in the graph is net of the applicable 3% CDSC.
     3. Class C shares of the Fund were first publicly offered on March 17, 1997. The average annual total returns are shown net of the applicable 1% CDSC for the one-year period.
          The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 12/31/89 for Class A, and 3/31/97 for Class B and Class C. Index values use end-of-month values, and are available only in 1-month increments. Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.

     The Fund's triple tax-free performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, i.e. municipal bonds that are exempt from federal tax but not necessarily New York State or New York City taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index. The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate.

                          7 ROCHESTER FUND MUNICIPALS

[bar chart]

                Yield Percentage
                   Comparison
                 As of 12/31/99

30-Year Treasury Yield                          6.5%
30-Year Insured New York City Bond Yield        6.0%
Taxable Equivalent Yield                       11.1%

Data Source: Bloomberg Business News. Taxable Equivalent Yield assumes the maximum combined federal, New York State and New York City personal income tax bracket. All figures are calculated as of 12/31/99
     Although municipal bonds may be supported by private insurance or the taxing authority of a municipal issuer, they are subject to greater risk of default than U.S. Treasury bonds, which are guaranteed as to principal and interest by the U.S. government.

WHY NOW IS A GOOD TIME FOR MUNICIPAL BONDS
--------------------------------------------------------------------------------

     As of December 31, 1999, the opinion of many municipal bond fund managers -- including us -- is that municipal bonds are "cheap to Treasuries." And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors as they ponder investment outcomes during the coming year.
     Early in 1999, as investors regained their confidence to return to riskier financial assets such as stocks and corporate bonds, the price of U.S. Treasuries declined sharply while municipal bond prices remained stable. As the year progressed, these riskier markets strengthened, raising fears of inflation and, ultimately, producing increased interest rates. And while higher rates continued to drive down the price of all fixed income investments, the spread, or difference, between the yields on Treasuries and the yields on municipal bonds of comparative maturities remained fairly constant.
     Consider this example: On December 31, 1999, AAA rated insured 30-year New York City municipal bonds yielded 6.0%, while the 30-year Treasury yielded 6.5%. But, while the highest rated municipal bond yields only 92% of its comparative Treasury, this is before any tax implications. And, while the income from either investment is generally exempt from state and local taxes, the municipal bond's income is also exempt from federal taxes.
     This means that, on a pre-tax basis, the taxable equivalent yield on such a hypothetical municipal bond fund investment is 11.1% for investors in the highest tax bracket.
     Municipal bonds aren't typically this cheap relative to Treasuries. The spread between the two yields tends to be considerably wider because both investors and issuers of municipal debt recognize the significance of taxable equivalent yields.
     To help you appreciate the significance, refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the hypothetical tax-free yields shown.


                          TAX EXEMPT VS. TAXABLE YIELDS

                                             Effective                               Effective
                                             Tax            Taxable Rate             Tax            Taxable Rate
                                             Bracket        Needed to Equal          Bracket        Needed to Equal
2000 Taxable Income                          NYC Residents  Current Tax-free Rate    NYS Residents  Current Tax-free Rate
-----------------------------------------------------------------------------------------------------------------------------
Single Return          Joint Return                         5.5%      6.0%      6.5%                5.5%      6.0%      6.5%
-----------------------------------------------------------------------------------------------------------------------------
$ 25,001 - $ 26,250    $ 40,001 - $ 43,850     24.0%        7.2%      7.9%      8.6%      20.8%     7.0%      7.6%      8.2%
-----------------------------------------------------------------------------------------------------------------------------
$ 26,251 - $ 63,550    $ 43,851 - $105,950     35.6%        8.5%      9.3%     10.1%      32.9%     8.2%      9.0%      9.7%
-----------------------------------------------------------------------------------------------------------------------------
$ 63,551 - $132,600    $105,951 - $161,450     38.3%        8.9%      9.7%     10.5%      35.7%     8.6%      9.3%     10.1%
-----------------------------------------------------------------------------------------------------------------------------
$132,601 - $288,350    $161,451 - $288,350     42.8%        9.6%     10.5%     11.4%      40.4%     9.2%     10.1%     10.9%
-----------------------------------------------------------------------------------------------------------------------------
over $288,350          over $288,350           46.0%       10.2%     11.1%     12.0%      43.7%     9.8%     10.7%     11.6%
-----------------------------------------------------------------------------------------------------------------------------

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the alternative minimum tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to show the Fund's performance.

FINANCIALS

                          8 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
MUNICIPAL BONDS AND NOTES--102.7%
------------------------------------------------------------------------------------------------------------------------------------
New York--94.4%
$      185,000      Albany County IDA (Upper Hudson Library)                    8.750 %        05/01/2007         $        186,151
       955,000      Albany County IDA (Upper Hudson Library)                    8.750          05/01/2022                  989,122
       366,247      Albany Hsg. Authority                                       0.000          10/01/2012 (p)              110,713
       620,000      Albany Hsg. Authority (Lark Drive)                          5.500          12/01/2028                  537,422
     1,270,000      Albany IDA (Albany Medical Center)                          6.000          05/01/2019                1,099,058
     2,460,000      Albany IDA (Albany Medical Center)                          6.000          05/01/2029                2,066,080
     1,965,000      Albany IDA (Albany Medical Center)                          8.250          08/01/2004                2,044,072
       400,000      Albany IDA (Albany Municipal Golf Course Clubhouse)         7.500          05/01/2012                  416,748
     1,000,000      Albany IDA (Albany Rehab.)                                  8.375          06/01/2023                1,054,890
     1,715,000      Albany IDA (MARA Mansion Rehab.)                            6.500          02/01/2023                1,735,803
     1,395,000      Albany IDA (Port of Albany)                                 7.250          02/01/2024                1,444,718
     1,135,000      Albany IDA (Sage Colleges)                                  5.250          04/01/2019                  995,577
     1,760,000      Albany IDA (Sage Colleges)                                  5.300          04/01/2029                1,492,797
     1,770,000      Albany Parking Authority                                    0.000          11/01/2017                  597,835
     2,170,000      Allegany County IDA (Cuba Memorial Hospital)                6.500          11/01/2009                2,009,203
     4,230,000      Allegany County IDA (Cuba Memorial Hospital)                7.250          11/01/2019                3,790,165
     4,200,000      Allegany County IDA (Houghton College)                      5.250          01/15/2024                3,505,698
     2,190,000      Amherst IDA (Amherst Rink)                                  5.650          10/01/2022 (p)            2,295,054
       920,000      Amherst IDA (Asbury Pointe)                                 5.800          02/01/2015                  815,276
     3,000,000      Amherst IDA (Asbury Pointe)                                 6.000          02/01/2029                2,516,280
     3,000,000      Appleridge Retirement Community                             5.750          09/01/2041                2,757,960
       915,000      Babylon IDA (JFB & Sons Lithographers)                      7.625          12/01/2006                  931,497
     2,570,000      Babylon IDA (JFB & Sons Lithographers)                      8.625          12/01/2016                2,664,807
     1,330,000      Babylon IDA (WWH Ambulance)                                 7.375          09/15/2008                1,406,661
       515,000      Batavia Hsg. Authority (Washington Towers)                  6.500          01/01/2023                  524,970
     1,050,000      Battery Park City Authority                                 5.800          11/01/2022                  999,568
       700,000      Battery Park City Authority                                 0.000          06/01/2023                  703,346
     1,430,000      Bayshore HDC                                                7.500          02/01/2023                1,486,328
       325,000      Beacon IDA (Craig House)                                    9.000          07/01/2011                  325,611
     1,000,000      Bethany Retirement Home                                     7.450          02/01/2024                1,102,150
     1,065,000      Blauvelt Volunteer Fire Company                             6.250          10/15/2017                  987,873
        35,000      Bleeker Terrace HDC                                         8.100          07/01/2001                   35,229
        45,000      Bleeker Terrace HDC                                         8.350          07/01/2004                   45,348
       900,000      Bleeker Terrace HDC                                         8.750          07/01/2007                  908,703
     6,965,000      Brookhaven IDA (Dowling College)                            6.750          03/01/2023                7,062,371
       690,000      Brookhaven IDA (Farber) (a)                                 6.375 (v)      12/01/2002                  689,931
       490,000      Brookhaven IDA (Farber) (a)                                 6.375 (v)      12/01/2004                  489,951
       410,000      Brookhaven IDA (Interdisciplinary School)                   8.500          12/01/2004                  431,012
     3,220,000      Brookhaven IDA (Interdisciplinary School)                   9.500          12/01/2019                3,514,244
     2,425,000      Brookhaven IDA (Stony Brook Foundation)                     6.500          11/01/2020                2,352,104
     1,050,000      Brookhaven IDA (TDS Realty) (w)                             6.550          12/01/2019                1,052,509
       345,000      Broome County IDA (Binghamton Simulator)                    8.250          01/01/2002                  345,704
       190,000      Broome County IDA (Industrial Park)                         7.550          12/01/2000                  189,865
       195,000      Broome County IDA (Industrial Park)                         7.600          12/01/2001                  194,980
       600,000      Capital District Youth Center                               6.000          02/01/2017                  585,270
       500,000      Carnegie Redevelopment Corp. (a)                            7.000          09/01/2021                  510,380
     6,250,000      Castle Rest Residential Health Care Facility                5.750          08/01/2037                5,762,875
     1,745,000      Cattaraugus County IDA (Cherry Creek)                       9.800          09/01/2010                1,830,051
     4,360,000      Cattaraugus County IDA (Olean General Hospital)             5.250          08/01/2023                3,663,054
     1,465,000      Cattaraugus County IDA (St. Bonaventure University)         5.450          09/15/2019                1,324,653
     8,615,000      Cayuga County COP (Auburn Memorial Hospital)                6.000          01/01/2021                8,340,612

                          9 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
 $   2,900,000      Chautauqua County IDA (Jamestown Devel. Corp.)              5.250 %        08/01/2028         $      2,459,809
     1,580,000      Chautauqua County IDA (Jamestown Devel. Corp.)              7.125          11/01/2008                1,496,323
     3,395,000      Chautauqua County IDA (Jamestown Devel. Corp.)              7.125          11/01/2018                3,137,591
     9,800,000      Chemung County IDA (St. Joseph's Hospital)                  6.000          01/01/2013                8,984,150
    10,165,000      Chemung County IDA (St. Joseph's Hospital)                  6.350          01/01/2013                9,504,377
     4,910,000      Chemung County IDA (St. Joseph's Hospital)                  6.500          01/01/2019                4,483,910
     1,000,000      Clifton Park Water Authority                                5.000          10/01/2029                  839,600
     1,960,000      Clifton Springs Hospital & Clinic                           7.650          01/01/2012                2,032,108
     4,075,000      Clifton Springs Hospital & Clinic                           8.000          01/01/2020                4,233,599
        35,000      Cohoes GO                                                   6.200          03/15/2012                   33,471
        25,000      Cohoes GO                                                   6.200          03/15/2013                   23,643
        25,000      Cohoes GO                                                   6.250          03/15/2014                   23,465
        25,000      Cohoes GO                                                   6.250          03/15/2015                   23,359
        25,000      Cohoes GO                                                   6.250          03/15/2016                   23,083
       530,000      Columbia County IDA (ARC)                                   7.750          06/01/2005                  552,695
     2,650,000      Columbia County IDA (ARC)                                   8.650          06/01/2018                2,845,517
       520,000      Columbia County IDA (Berkshire Farms)                       6.900          12/15/2004                  530,962
     1,855,000      Columbia County IDA (Berkshire Farms)                       7.500          12/15/2014                1,934,839
        30,000      Cortland County IDA (Paul Bunyon Products)                  8.000          07/01/2000                   30,293
     3,500,000      Dutchess County IDA (Bard College)                          7.000          11/01/2017                3,665,900
     1,000,000      Dutchess County Res Rec (Solid Waste)                       5.450          01/01/2014                  976,390
     1,700,000      Dutchess County Res Rec (Solid Waste)                       6.800          01/01/2010 (p)            1,825,970
     1,805,000      Dutchess County Res Rec (Solid Waste)                       7.000          01/01/2010 (p)            1,947,884
     1,540,000      Dutchess County Water & Wastewater Authority                0.000          06/01/2025                  304,489
     1,540,000      Dutchess County Water & Wastewater Authority                0.000          06/01/2026                  284,946
     1,000,000      Dutchess County Water & Wastewater Authority                0.000          06/01/2027                  173,400
     2,000,000      East Rochester Hsg. Authority (Linden Knoll)                5.350          02/01/2038                1,757,740
     3,125,000      East Rochester Hsg. Authority (St. John's Meadows)          5.250          08/01/2038                2,687,375
     3,250,000      East Rochester Hsg. Authority (St. John's Meadows)          5.675          08/01/2022                3,094,260
     4,250,000      East Rochester Hsg. Authority (St. John's Meadows)          5.700          08/01/2027                4,017,142
     4,095,000      East Rochester Hsg. Authority (St. John's Meadows)          5.950          08/01/2027                3,700,324
        25,000      Elmira HDC                                                  7.500          08/01/2007                   25,280
     3,320,000      Erie County IDA (Affordable Hospitality) (b)                9.250          12/01/2015                3,075,980
     1,175,000      Erie County IDA (Air Cargo)                                 8.250          10/01/2007                1,203,376
     2,380,000      Erie County IDA (Air Cargo)                                 8.500          10/01/2015                2,487,838
    41,500,000      Erie County IDA (Canfibre Lackawanna)                       9.050          12/01/2025               43,965,100
        25,000      Erie County IDA (Episcopal Church Home)                     5.875          02/01/2018                   21,524
     9,050,000      Erie County IDA (Episcopal Church Home) (w)                 6.000          02/01/2028                7,646,254
     3,230,000      Erie County IDA (Medaille College)                          8.000          12/30/2022                3,415,531
     2,655,000      Erie County IDA (Mercy Hospital)                            6.250          06/01/2010                2,473,982
     1,850,000      Essex County IDA (International Paper Co.)                  5.500          08/15/2022                1,599,861
     5,720,000      Franklin County IDA (Adirondack Medical Center)             5.500          12/01/2029                5,054,650
     4,245,000      Franklin County SWMA                                        6.250          06/01/2015                4,118,244
       535,000      Geneva IDA (Finger Lakes Cerebral Palsy)                    8.250          11/01/2004                  558,882
     1,000,000      Geneva IDA (Finger Lakes Cerebral Palsy)                    8.500          11/01/2016                1,047,470
       890,000      Glen Cove IDA (SLCD)                                        6.875          07/01/2008                  866,860
     3,775,000      Glen Cove IDA (SLCD)                                        7.375          07/01/2023                3,552,539
    16,855,000      Glen Cove IDA (The Regency at Glen Cove)                    0.000          10/15/2019 (p)            4,596,527
     1,055,000      Glen Cove IDA (The Regency at Glen Cove)                    0.000          10/15/2019                  287,709
     2,375,000      Grand Central BID (Grand Central District Management)       5.250          01/01/2022                2,081,569
     2,015,000      Groton Community Health Care Center                         7.450          07/15/2021                2,207,050
       735,000      Hamilton EHC (Hamilton Apartments)                         11.250          01/01/2015                  761,658
     6,175,000      Hempstead IDA (Engel Burman Senior Hsg.)                    6.250          11/01/2010                5,819,814
    18,825,000      Hempstead IDA (Engel Burman Senior Hsg.)                    6.750          11/01/2024               17,366,439

                          10 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    4,810,000      Hempstead IDA (Franklin Hospital Medical Center)            5.750 %        11/01/2008         $      4,454,397
     9,375,000      Hempstead IDA (Franklin Hospital Medical Center)            6.375          11/01/2018                8,332,781
     6,355,000      Hempstead IDA (South Shore Y JCC)                           6.750          11/01/2024                5,880,154
       525,000      Herkimer County IDA (Burrows Paper)                         7.250          01/01/2001                  526,659
    14,440,000      Herkimer County IDA (Burrows Paper)                         8.000          01/01/2009               15,067,562
       430,000      Herkimer Hsg. Authority                                     7.150          03/01/2011                  438,019
        60,000      Hsg. NY Corp.                                               5.500          11/01/2020                   54,922
     3,595,000      Hsg. NY Corp.                                               5.500          11/01/2020                3,310,420
       990,000      Hudson IDA (Have)                                           8.125          12/01/2017                1,024,551
     1,300,000      Hudson IDA (Wittcomm)                                       7.125          11/01/2009                  906,750
     1,000,000      Huntington Hsg. Authority (GJSR)                            6.000          05/01/2029                  863,880
     2,500,000      Huntington Hsg. Authority (GJSR)                            6.000          05/01/2039                2,120,125
       935,000      Islip IDA (Leeway School)                                   9.000          08/01/2021                  977,524
        50,000      Islip IDA (WJL Realty)                                      7.800          03/01/2003                   50,931
       100,000      Islip IDA (WJL Realty)                                      7.850          03/01/2004                  102,057
       100,000      Islip IDA (WJL Realty)                                      7.900          03/01/2005                  102,058
       500,000      Islip IDA (WJL Realty)                                      7.950          03/01/2010                  510,875
     2,000,000      Islip Res Rec                                               6.500          07/01/2009                2,173,200
     3,000,000      Kenmore Hsg. Authority (SUNY at Buffalo)                    5.500          08/01/2024                2,686,320
       410,000      L.I. Power Authority                                        5.125          12/01/2022                  358,922
    14,900,000      L.I. Power Authority                                        5.250          12/01/2026               13,120,940
     6,800,000      L.I. Power Authority                                        5.500          12/01/2029                6,050,300
    21,000,000      L.I. Power Authority RITES (a)                              0.567 (f)      12/01/2022               10,535,280
     5,905,000      L.I. Power Authority RITES (a)                              0.579 (f)      12/01/2022                2,962,420
    12,500,000      L.I. Power Authority RITES (a)                              1.079 (f)      12/01/2026                6,530,000
    13,000,000      L.I. Power Authority RITES (a)                              2.057 (f)      12/01/2029                8,563,880
    11,250,000      L.I. Power Authority RITES (a)                              4.300 (f)      12/01/2029                7,411,050
     2,650,000      Lockport HDC                                                6.000          10/01/2018                2,570,023
       100,000      Lowville GO                                                 7.200          09/15/2005                  109,090
        75,000      Lowville GO                                                 7.200          09/15/2007                   82,947
       100,000      Lowville GO                                                 7.200          09/15/2012                  113,749
       100,000      Lowville GO                                                 7.200          09/15/2013                  113,447
       100,000      Lowville GO                                                 7.200          09/15/2014                  113,223
     5,350,000      Lyons Community Health Initiatives Corp.                    6.800          09/01/2024                5,493,487
     4,585,000      Macleay Hsg. Corp. (Larchmont Woods)                        8.500          01/01/2031                4,781,055
     1,805,000      Madison County IDA (Oneida Healthcare Center)               6.100          07/01/2014                1,663,903
     2,475,000      Mechanicsville HDC                                          6.900          08/01/2022                2,516,258
       190,000      Middleton IDA (Flanagan Design & Display)                   7.000          11/01/2006                  181,456
       690,000      Middleton IDA (Flanagan Design & Display)                   7.500          11/01/2018                  631,736
       905,000      Middleton IDA (Fleurchem)                                   8.000          12/01/2016                  943,653
     3,955,000      Middletown IDA (Southwinds Retirement Home)                 6.375          03/01/2018                3,575,241
     3,740,000      Middletown IDA (Southwinds Retirement Home)                 8.375          03/01/2018 (p)            4,176,159
       660,000      Middletown IDA (YMCA)                                       6.250          11/01/2009                  618,644
     1,255,000      Middletown IDA (YMCA)                                       7.000          11/01/2019                1,149,078
        75,000      Monroe County Airport Authority (GRIA)                      7.250          01/01/2019                   76,500
       415,000      Monroe County COP                                           8.050          01/01/2011                  422,375
     4,260,000      Monroe County IDA (Al Sigl Center)                          6.600          12/15/2017                3,983,100
     1,590,000      Monroe County IDA (Al Sigl Center)                          7.250          12/15/2015                1,595,183
     3,080,000      Monroe County IDA (Brazill Merk)                            7.900          12/15/2014                3,190,634
       900,000      Monroe County IDA (Canal Ponds)                             7.000          06/15/2013                  951,768
        10,000      Monroe County IDA (Cohber Press)                            7.550          12/01/2001                   10,018
        10,000      Monroe County IDA (Cohber Press)                            7.650          12/01/2002                   10,181
        10,000      Monroe County IDA (Cohber Press)                            7.700          12/01/2003                   10,185
       170,000      Monroe County IDA (Cohber Press)                            7.850          12/01/2009                  173,669

                          11 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,265,000      Monroe County IDA (Collegiate Hsg. Foundation - RIT)        5.375 %        04/01/2029         $      1,077,742
     2,074,584      Monroe County IDA (Cottrone Devel.)                         9.500          12/01/2010                2,164,248
       950,000      Monroe County IDA (Dayton Rogers Manufacturing)             6.100          12/01/2009                  906,461
     5,750,000      Monroe County IDA (DePaul Community Facilities)             5.950          08/01/2028                5,053,732
       880,000      Monroe County IDA (DePaul Community Facilities)             6.450          02/01/2014                  924,959
     1,285,000      Monroe County IDA (DePaul Community Facilities)             6.500          02/01/2024                1,302,090
     4,485,000      Monroe County IDA (DePaul Properties)                       6.150          09/01/2021                4,120,863
       260,000      Monroe County IDA (DePaul Properties)                       8.300          09/01/2002                  275,564
     4,605,000      Monroe County IDA (DePaul Properties)                       8.800          09/01/2021                4,986,432
    14,565,000      Monroe County IDA (Genesee Hospital)                        7.000          11/01/2018               12,837,300
     1,000,000      Monroe County IDA (Jewish Home)                             6.875          04/01/2017                  954,760
     4,945,000      Monroe County IDA (Jewish Home)                             6.875          04/01/2027                4,658,882
       545,000      Monroe County IDA (Machine Tool Research)                   7.750          12/01/2006                  539,452
       600,000      Monroe County IDA (Machine Tool Research)                   8.000          12/01/2011                  582,498
       300,000      Monroe County IDA (Machine Tool Research)                   8.500          12/01/2013                  295,956
     1,345,000      Monroe County IDA (Melles Groit)                            9.500          12/01/2009                1,362,700
     1,790,000      Monroe County IDA (Morrell/Morrell)                         7.000          12/01/2007                1,794,010
       500,000      Monroe County IDA (Nazareth College)                        5.250          04/01/2023                  446,090
     4,330,000      Monroe County IDA (Piano Works)                             7.625          11/01/2016                4,488,911
     2,625,000      Monroe County IDA (Roberts Wesleyan College)                6.700          09/01/2011                2,652,982
     3,075,000      Monroe County IDA (St. John Fisher College)                 5.375          06/01/2024                2,696,683
     1,215,000      Monroe County IDA (St. Joseph's Parking Garage)             7.000          11/01/2008                1,152,500
     4,345,000      Monroe County IDA (St. Joseph's Parking Garage)             7.500          11/01/2022                3,954,341
     7,420,000      Monroe County IDA (The Children's Beverage Group)           8.750          11/01/2010                7,375,925
       915,000      Monroe County IDA (Volunteers of America)                   5.700          08/01/2018                  816,720
     2,710,000      Monroe County IDA (Volunteers of America)                   5.750          08/01/2028                2,358,730
       400,000      Monroe County IDA (West End Business)                       6.750          12/01/2004                  403,444
        95,000      Monroe County IDA (West End Business)                       6.750          12/01/2004                   95,818
        55,000      Monroe County IDA (West End Business)                       6.750          12/01/2004                   55,474
     1,375,000      Monroe County IDA (West End Business)                       8.000          12/01/2014                1,444,960
       345,000      Monroe County IDA (West End Business)                       8.000          12/01/2014                  362,554
       170,000      Monroe County IDA (West End Business)                       8.000          12/01/2014                  178,650
       515,000      Monroe County IDA (West End Business)                       8.000          12/01/2014                  541,203
       465,000      Monroe HDC (Multifamily Hsg.)                               7.000          08/01/2021                  474,639
     5,860,000      Montgomery County IDA (ASMF) (a) (b) (c)                    7.250          01/15/2019                4,049,260
       970,000      Montgomery County IDA (New Dimensions in Living)            8.900          05/01/2016                1,007,830
       495,000      Mt. Vernon IDA (Meadowview)                                 6.150          06/01/2019                  438,233
     2,500,000      Mt. Vernon IDA (Meadowview)                                 6.200          06/01/2029                2,152,800
     3,800,000      MTA Dedicated Tax Fund RITES (a)                            0.079 (f)      04/01/2023                1,642,968
    10,000,000      MTA IVRC (a)                                                4.863 (f)      06/15/2029               10,100,000
     9,400,000      MTA YCR (a)                                                 6.933 (f)      07/01/2013                8,834,308
     3,000,000      MTA YCR (a)                                                 6.933 (f)      07/01/2022                2,579,820
    12,500,000      MTA, Series B                                               4.750          07/02/2026               10,142,375
        50,000      MTA, Series J                                               5.500          07/01/2022                   46,498
       802,824      Municipal Assistance Corp. for Troy, NY                     0.000          07/15/2021                  215,510
     1,218,573      Municipal Assistance Corp. for Troy, NY                     0.000          01/15/2022                  315,927
     2,725,000      Nassau County IDA (ACLDD)                                   8.125          10/01/2022                2,850,595
     2,290,000      Nassau County IDA (NSCFGA)                                  6.750          05/01/2024                2,115,273
     3,900,000      Nassau County IDA (NY Institute of Technology)              6.150          03/01/2029                3,446,781
       245,000      Nassau County IDA (RJS Scientific)                          8.050          12/01/2005                  256,118
     2,700,000      Nassau County IDA (RJS Scientific)                          9.050          12/01/2025                2,956,986
     2,850,000      Nassau County IDA (Sharp International)                     7.375          12/01/2007                2,080,500
     1,810,000      Nassau County IDA (Sharp International)                     7.375          12/01/2007                1,321,300
     2,610,000      Nassau County IDA (Sharp International)                     7.875          12/01/2012                1,905,300

                          12 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,650,000      Nassau County IDA (Sharp International)                     7.875 %        12/01/2012         $      1,204,500
     2,050,000      Nassau County IDA (United Cerebral Palsy) (w)               6.250          11/01/2014                2,003,301
    25,000,000      Nassau County IDA (Westbury Senior Living) (w)              7.900          11/01/2031               25,019,750
     1,715,000      Nassau County Tobacco Settlement Corp.                      6.250          07/15/2019                1,661,441
     3,295,000      Nassau County Tobacco Settlement Corp.                      6.250          07/15/2020                3,185,935
     2,040,000      Nassau County Tobacco Settlement Corp.                      6.250          07/15/2021                1,966,397
     4,900,000      Nassau County Tobacco Settlement Corp.                      6.300          07/15/2021                4,734,282
     1,320,000      Nassau County Tobacco Settlement Corp.                      6.300          07/15/2022                1,276,084
    29,885,000      Nassau County Tobacco Settlement Corp.                      6.400          07/15/2033               28,444,543
    21,070,000      Nassau County Tobacco Settlement Corp.                      6.500          07/15/2027               20,447,592
    26,685,000      Nassau County Tobacco Settlement Corp.                      6.600          07/15/2039               25,802,527
        20,000      New Hartford HDC (Village Point)                            7.375          01/01/2024                   20,662
     1,485,000      New Hartford Sunset Wood Project                            5.950          08/01/2027                1,439,945
    13,010,000      New Rochelle IDA (College of New Rochelle)                  5.250          07/01/2027               11,019,340
     3,500,000      New Rochelle IDA (College of New Rochelle)                  5.500          07/01/2019                3,197,285
     3,000,000      New Rochelle IDA (College of New Rochelle)                  6.750          07/01/2022                3,195,810
     4,950,000      Newark-Wayne Community Hospital                             5.875          01/15/2033                4,675,275
     2,290,000      Newark-Wayne Community Hospital                             7.600          09/01/2015                2,377,799
       185,000      Newburgh GO                                                 7.100          09/15/2007 (p)              205,881
       185,000      Newburgh GO                                                 7.100          09/15/2008 (p)              205,881
       180,000      Newburgh GO                                                 7.150          09/15/2009 (p)              200,693
       150,000      Newburgh GO                                                 7.150          09/15/2010 (p)              167,244
       155,000      Newburgh GO                                                 7.200          09/15/2011 (p)              173,141
       155,000      Newburgh GO                                                 7.200          09/15/2012 (p)              173,141
       160,000      Newburgh GO                                                 7.250          09/15/2013 (p)              179,061
       155,000      Newburgh GO                                                 7.250          09/15/2014 (p)              173,465
     2,310,000      Newburgh IDA (ARMA Textile Printers)                        7.125          11/01/2007                2,079,000
     4,880,000      Newburgh IDA (ARMA Textile Printers)                        8.000          11/01/2017                4,392,000
     1,900,000      Niagara County IDA (Sevenson Hotel)                         6.600          05/01/2007                1,910,583
     1,700,000      Niagara Falls COP (High School Facility)                    5.375          06/15/2028                1,414,349
       715,000      North Babylon Volunteer Fire Company                        5.750          08/01/2022                  681,631
     1,555,000      North Country Devel. Authority (Clarkson University)        5.500          07/01/2019                1,407,555
     3,145,000      North Country Devel. Authority (Clarkson University)        5.500          07/01/2029                2,732,628
       585,000      North Tonawanda HDC (Bishop Gibbons Associates)             6.800          12/15/2007                  611,237
     3,295,000      North Tonawanda HDC (Bishop Gibbons Associates)             7.375          12/15/2021                3,576,657
        25,000      Nunda GO                                                    8.000          05/01/2010                   29,874
    20,000,000      NY Convention Center COP (w)                                6.500          12/01/2004               20,022,400
       270,000      NYC GO                                                      0.000          05/15/2011                  143,281
     4,990,000      NYC GO                                                      0.000          11/15/2011                2,575,289
       200,000      NYC GO                                                      0.000          05/15/2012                   99,540
        40,000      NYC GO                                                      0.000          10/01/2012                   19,488
     9,025,000      NYC GO                                                      5.000          08/01/2023                7,598,328
    12,125,000      NYC GO                                                      5.000          08/01/2023               10,208,280
     8,900,000      NYC GO                                                      5.000          08/15/2028                7,350,599
    23,000,000      NYC GO                                                      5.000          03/15/2029               18,961,430
       250,000      NYC GO                                                      5.125          08/01/2013                  233,272
       855,000      NYC GO                                                      5.125          08/01/2025                  727,631
    12,250,000      NYC GO                                                      5.125          08/01/2025               10,425,117
    11,265,000      NYC GO                                                      5.250          08/01/2020                9,987,662
    22,970,000      NYC GO                                                      5.250          08/01/2021               20,279,524
     1,015,000      NYC GO                                                      5.250          08/15/2023                  888,775
       500,000      NYC GO                                                      5.250          08/01/2024                  436,180
     5,910,000      NYC GO                                                      5.300          08/01/2024                5,197,786
       570,000      NYC GO                                                      5.375          08/01/2019                  517,965

                          13 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,170,000      NYC GO                                                      5.375 %        08/01/2027         $      1,033,625
    13,170,000      NYC GO                                                      5.375          11/15/2027               11,627,003
        85,000      NYC GO                                                      5.500          10/01/2018                   79,116
    15,015,000      NYC GO                                                      5.500          11/15/2037               13,300,888
        20,000      NYC GO                                                      5.625          08/01/2016                   19,228
        35,000      NYC GO                                                      5.750          02/01/2020                   33,376
     1,155,000      NYC GO                                                      6.000          02/01/2011 (p)            1,229,844
     4,845,000      NYC GO                                                      6.000          02/01/2011                4,989,962
        50,000      NYC GO                                                      6.000          10/15/2016                   50,086
        50,000      NYC GO                                                      6.000          02/15/2020                   49,108
       160,000      NYC GO                                                      6.000          05/15/2020                  157,128
        75,000      NYC GO                                                      6.000          02/15/2024                   73,174
        80,000      NYC GO                                                      6.000          10/15/2026 (p)               85,459
    13,680,000      NYC GO                                                      6.125          02/01/2025               13,557,974
     8,735,000      NYC GO                                                      6.125          08/01/2025                8,656,472
     7,070,000      NYC GO                                                      6.250          04/15/2027 (p)            7,637,226
     5,130,000      NYC GO                                                      6.250          04/15/2027                5,145,133
       103,000      NYC GO                                                      6.500          08/01/2014 (p)              111,773
       397,000      NYC GO                                                      6.500          08/01/2014                  422,610
       420,000      NYC GO                                                      6.500          08/01/2015 (p)              455,771
     1,580,000      NYC GO                                                      6.500          08/01/2015                1,655,413
     1,580,000      NYC GO                                                      6.625          08/01/2025                1,657,799
         5,000      NYC GO                                                      7.000          02/01/2010                    5,011
       620,000      NYC GO                                                      7.000          10/01/2012 (p)              665,923
         5,000      NYC GO                                                      7.000          10/01/2012                    5,322
         5,000      NYC GO                                                      7.000          02/01/2018                    5,301
        20,000      NYC GO                                                      7.000          02/01/2018                   21,041
       650,000      NYC GO                                                      7.000          02/01/2020 (p)              689,195
         5,000      NYC GO                                                      7.000          02/01/2020                    5,298
         5,000      NYC GO                                                      7.000          02/01/2020                    5,260
       190,000      NYC GO                                                      7.000          02/01/2022                  200,087
       915,000      NYC GO                                                      7.100          02/01/2009 (p)              971,968
        85,000      NYC GO                                                      7.100          02/01/2009                   89,780
       315,000      NYC GO                                                      7.100          02/01/2010                  332,712
       140,000      NYC GO                                                      7.100          02/01/2011                  147,872
       220,000      NYC GO                                                      7.200          02/01/2015                  232,540
         5,000      NYC GO                                                      7.250          08/15/2024                    5,187
         5,000      NYC GO                                                      7.400          02/01/2002                    5,251
        30,000      NYC GO                                                      7.500          02/01/2016 (p)               32,128
        15,000      NYC GO                                                      7.500          02/01/2016                   15,928
        10,000      NYC GO                                                      7.500          02/01/2018                   10,618
     1,000,000      NYC GO                                                      7.500          08/01/2021 (p)            1,082,780
       265,000      NYC GO                                                      7.625          02/01/2014 (p)              284,451
         5,000      NYC GO                                                      7.625          02/01/2014                    5,327
        15,000      NYC GO                                                      7.750          08/15/2012                   15,966
         5,000      NYC GO                                                      8.250          08/01/2012 (p)                5,353
         5,000      NYC GO                                                      8.250          08/01/2014                    5,333
     1,750,000      NYC GO CAB                                                  0.000 (v)      05/15/2014                1,457,907
       500,000      NYC GO CAB                                                  0.000 (v)      08/01/2014                  399,195
    16,387,000      NYC GO CARS                                                 7.070 (f)      08/12/2010               17,534,090
     8,387,000      NYC GO CARS                                                 7.070 (f)      09/01/2011                8,932,155
        95,000      NYC GO DIAMONDS                                             0.000 (v)      08/15/2016                   89,271
       100,000      NYC GO DIAMONDS                                             0.000 (v)      08/01/2025                   59,661
    13,640,000      NYC GO Indexed Inverse Floater                              3.185 (f)      08/01/2014               13,383,432

                          14 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
===================================================================================================================================
$    6,200,000      NYC GO RIBS                                                 6.521 % (f)    08/13/2009         $      6,378,250
     4,200,000      NYC GO RIBS                                                 6.521 (f)      07/29/2010                4,305,000
     5,400,000      NYC GO RIBS                                                 6.619 (f)      08/22/2013                5,332,500
     3,050,000      NYC GO RIBS                                                 6.619 (f)      08/01/2015                2,935,625
    13,150,000      NYC GO RIBS                                                 8.107 (f)      08/01/2013               13,643,125
    15,000,000      NYC GO RITES                                                5.494 (f)      10/01/2011               15,978,750
     3,375,000      NYC GO RITES (a)                                            0.079 (f)      05/15/2023                1,395,630
     3,500,000      NYC GO RITES (a)                                            0.079 (f)      05/15/2028                1,227,940
       308,211      NYC HDC (Albert Einstein Staff Hsg.)                        6.500          12/15/2017                  312,160
     1,451,213      NYC HDC (Atlantic Plaza Towers)                             7.034          02/15/2019                1,500,671
     1,045,000      NYC HDC (Barclay Avenue)                                    6.450          04/01/2017                1,049,504
     4,055,000      NYC HDC (Barclay Avenue)                                    6.600          04/01/2033                4,072,355
       361,502      NYC HDC (Bay Towers)                                        6.500          08/15/2017                  366,087
     2,701,648      NYC HDC (Boulevard Towers)                                  6.500          08/15/2017                2,735,419
       462,319      NYC HDC (Bridgeview III)                                    6.500          12/15/2017                  468,241
       488,215      NYC HDC (Cadman Plaza North)                                7.000          12/15/2018                  502,310
     1,247,581      NYC HDC (Cadman Towers)                                     6.500          11/15/2018                1,270,637
       183,049      NYC HDC (Candia House)                                      6.500          06/15/2018                  179,387
     3,511,604      NYC HDC (Clinton Towers)                                    6.500          07/15/2017                3,555,570
       299,804      NYC HDC (Contello III)                                      7.000          12/15/2018                  309,038
     1,448,878      NYC HDC (Cooper Gramercy)                                   6.500          08/15/2017                1,466,989
     1,105,483      NYC HDC (Court Plaza)                                       6.500          08/15/2017                1,125,404
     1,659,285      NYC HDC (Crown Gardens)                                     7.250          01/15/2019                1,742,648
     3,520,554      NYC HDC (East Midtown Plaza)                                6.500          11/15/2018                3,566,427
     3,393,631      NYC HDC (Esplanade Gardens)                                 7.000          01/15/2019                3,499,275
        81,027      NYC HDC (Essex Terrace)                                     6.500          07/15/2018                   79,504
       496,372      NYC HDC (Forest Park Crescent)                              6.500          12/15/2017                  502,667
     1,618,163      NYC HDC (Gouverneur Gardens)                                7.034          02/15/2019                1,673,861
       356,275      NYC HDC (Heywood Towers)                                    6.500          10/15/2017                  360,739
     4,017,870      NYC HDC (Hudsonview Terrace)                                6.500          09/15/2017                4,068,094
     1,134,926      NYC HDC (Janel Towers)                                      6.500          09/15/2017                1,149,113
       396,457      NYC HDC (Kingsbridge Arms)                                  6.500          08/15/2017                  401,413
       225,185      NYC HDC (Kingsbridge Arms)                                  6.500          11/15/2018                  228,104
     1,214,952      NYC HDC (Leader House)                                      6.500          03/15/2018                1,230,370
     1,695,358      NYC HDC (Lincoln-Amsterdam)                                 7.250          11/15/2018                1,780,092
       202,409      NYC HDC (Middagh St. Studio Apartments)                     6.500          01/15/2018                  204,982
     2,638,737      NYC HDC (Montefiore Hospital Hsg. Sec. II)                  6.500          10/15/2017                2,671,800
       895,000      NYC HDC (Multifamily Hsg.), Series A                        5.750          11/01/2018                  864,006
       100,000      NYC HDC (Multifamily Hsg.), Series A                        5.850          05/01/2025                   95,793
    38,880,000      NYC HDC (Multifamily Hsg.), Series A                        6.600          04/01/2030               40,515,682
        30,000      NYC HDC (Multifamily Hsg.), Series A                        7.300          06/01/2010                   31,477
     1,145,000      NYC HDC (Multifamily Hsg.), Series A                        7.350          06/01/2019                1,202,158
     3,275,000      NYC HDC (Multifamily Hsg.), Series B                        5.850          05/01/2026                3,143,214
     4,390,000      NYC HDC (Multifamily Hsg.), Series B                        5.850          05/01/2026                4,202,327
       775,000      NYC HDC (Multifamily Hsg.), Series C                        5.700          05/01/2031                  720,641
       854,781      NYC HDC (New Amsterdam House)                               6.500          08/15/2018                  838,618
       873,777      NYC HDC (New Amsterdam House)                               6.500          08/15/2018                  873,899
     1,060,742      NYC HDC (Riverbend)                                         6.500          11/15/2018                1,074,681
     6,524,642      NYC HDC (Riverside Park Community)                          7.250          11/15/2018                6,852,440
       464,016      NYC HDC (RNA House)                                         7.000          12/15/2018                  478,429
       666,124      NYC HDC (Robert Fulton Terrace)                             6.500          12/15/2017                  674,658
       242,478      NYC HDC (Rosalie Manning Apartments)                        7.034          11/15/2018                  250,791
       644,839      NYC HDC (Scott Tower)                                       7.000          12/15/2018                  641,531
       884,634      NYC HDC (Seaview Towers)                                    6.500          01/15/2018                  895,878

                          15 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,645,875      NYC HDC (Sky View Towers)                                   6.500 %        11/15/2018         $      1,667,206
     3,135,000      NYC HDC (South Bronx Cooperatives)                          8.100          09/01/2023                3,236,856
       364,917      NYC HDC (St. Martin Tower)                                  6.500          11/15/2018                  369,647
     1,680,654      NYC HDC (Stevenson Commons)                                 6.500          05/15/2018                1,702,134
       481,400      NYC HDC (Strycker's Bay Apartments)                         7.034          11/15/2018                  476,394
     1,683,790      NYC HDC (Tivoli Towers)                                     6.500          01/15/2018                1,705,410
       228,723      NYC HDC (Town House West)                                   6.500          01/15/2018                  231,631
       351,439      NYC HDC (Tri-Faith House)                                   7.000          01/15/2019                  362,292
     1,491,871      NYC HDC (University River View)                             6.500          08/15/2017                1,510,789
       447,855      NYC HDC (Washington Square Southeast)                       7.000          01/15/2019                  459,254
       403,736      NYC HDC (West Side Manor)                                   6.500          11/15/2018                  408,969
     4,424,118      NYC HDC (West Village)                                      6.500          11/15/2013                4,472,076
       258,903      NYC HDC (Westview Apartments)                               6.500          10/15/2017                  262,202
       597,602      NYC HDC (Woodstock Terrace)                                 7.034          02/15/2019                  591,961
     5,235,000      NYC HDC, Series B                                           5.875          11/01/2018                5,069,522
    24,100,000      NYC Health & Hospital Corp.                                 5.250          02/15/2017               21,251,621
    26,500,000      NYC Health & Hospital Corp. LEVRRS                          6.242 (f)      02/15/2011               26,201,875
     5,875,000      NYC Health & Hospital Corp. RITES (a)                       0.067 (f)      02/15/2020                2,668,425
       300,000      NYC IDA (A Very Special Place)                              5.750          01/01/2029                  242,895
     3,600,000      NYC IDA (Acme Architectural Products)                       6.375          11/01/2019                3,247,128
     1,035,000      NYC IDA (ALA Realty)                                        7.500          12/01/2010                1,064,694
     1,450,000      NYC IDA (ALA Realty)                                        8.375          12/01/2015                1,565,101
       680,000      NYC IDA (A-Lite Vertical Products)                          6.750          11/01/2009                  637,099
     1,330,000      NYC IDA (A-Lite Vertical Products)                          7.500          11/01/2019                1,260,042
       425,000      NYC IDA (Allied Metal)                                      6.375          12/01/2014                  398,641
       940,000      NYC IDA (Allied Metal)                                      7.125          12/01/2027                  885,386
     3,500,000      NYC IDA (Amboy Properties)                                  6.750          06/01/2020                3,318,805
     2,595,000      NYC IDA (American Airlines)                                 5.400          07/01/2019                2,258,740
    29,260,000      NYC IDA (American Airlines)                                 5.400          07/01/2020               25,374,857
    17,685,000      NYC IDA (American Airlines)                                 6.900          08/01/2024               18,043,475
     1,255,000      NYC IDA (Amplaco Group)                                     7.250          11/01/2008                1,142,050
     2,645,000      NYC IDA (Amplaco Group)                                     8.125          11/01/2018                2,406,950
     1,635,000      NYC IDA (Atlantic Paste & Glue Co.)                         6.000          11/01/2007                1,547,854
     4,620,000      NYC IDA (Atlantic Paste & Glue Co.)                         6.625          11/01/2019                4,214,364
     1,160,000      NYC IDA (Atlantic Veal & Lamb)                              8.375          12/01/2016                1,223,835
       525,000      NYC IDA (Bark Frameworks)                                   6.000          11/01/2007                  499,453
     1,500,000      NYC IDA (Bark Frameworks)                                   6.750          11/01/2019                1,384,620
    11,480,000      NYC IDA (Berkeley Carroll School)                           6.100          11/01/2028               10,090,461
       500,000      NYC IDA (Blood Center)                                      7.200          05/01/2012 (p)              544,465
     3,000,000      NYC IDA (Blood Center)                                      7.250          05/01/2022 (p)            3,272,580
    14,745,000      NYC IDA (British Airways)                                   5.250          12/01/2032               12,142,950
       130,000      NYC IDA (Brooklyn Heights Montessori School)                8.400          09/01/2002                  130,231
     3,075,000      NYC IDA (Brooklyn Heights Montessori School)                8.500          01/01/2027                3,349,690
       660,000      NYC IDA (Brooklyn Heights Montessori School)                8.900          09/01/2011                  702,313
     1,690,000      NYC IDA (Brooklyn Heights Montessori School)                9.200          09/01/2021                1,838,247
    53,285,000      NYC IDA (Brooklyn Navy Yard Cogeneration Partners)          5.650          10/01/2027               47,011,757
   107,825,000      NYC IDA (Brooklyn Navy Yard Cogeneration Partners)          5.750          10/01/2036               95,002,451
       450,000      NYC IDA (Cellini Furniture Crafters)                        6.625          11/01/2009                  437,688
       885,000      NYC IDA (Cellini Furniture Crafters)                        7.125          11/01/2019                  852,627
     2,235,000      NYC IDA (Chardan Corp.)                                     7.750          11/01/2020                2,223,892
     1,550,000      NYC IDA (CNC Associates NY)                                 6.500          11/01/2007                1,511,482
     4,685,000      NYC IDA (CNC Associates NY)                                 7.500          11/01/2019                4,549,088
     6,390,000      NYC IDA (College of Aeronautics)                            5.500          05/01/2028                5,519,043
     2,500,000      NYC IDA (College of New Rochelle)                           5.750          09/01/2017                2,383,875

                          16 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    2,900,000      NYC IDA (College of New Rochelle)                           5.800 %        09/01/2026         $      2,694,187
     3,765,000      NYC IDA (Community Hospital of Brooklyn)                    6.875          11/01/2010                3,506,495
     3,975,000      NYC IDA (Comprehensive Care Management)                     6.375          11/01/2028                3,456,978
     1,575,000      NYC IDA (Comprehensive Care Management)                     6.375          11/01/2028                1,374,282
     1,770,000      NYC IDA (Comprehensive Care Management)                     7.875          12/01/2016                1,833,065
     1,810,000      NYC IDA (Comprehensive Care Management)                     8.000          12/01/2011                1,895,323
     7,750,000      NYC IDA (Crowne Plaza-LaGuardia)                            6.000          11/01/2028                6,696,387
     1,280,000      NYC IDA (Dioni)                                             6.000          11/01/2007                1,217,421
     3,600,000      NYC IDA (Dioni)                                             6.625          11/01/2019                3,310,200
     1,600,000      NYC IDA (Display Creations)                                 9.250          06/01/2008                1,673,456
       310,000      NYC IDA (Eden II School)                                    7.750          06/01/2004                  319,443
     2,505,000      NYC IDA (Eden II School)                                    8.750          06/01/2019                2,668,000
    10,255,000      NYC IDA (Elmhurst Parking Garage)                           7.500          07/30/2003               10,765,494
     3,705,000      NYC IDA (Friends Seminary School)                           7.000          12/01/2017                3,803,516
     1,000,000      NYC IDA (Fund for NYC Project)                              7.625          07/01/2010                1,025,960
     3,280,000      NYC IDA (Gabrielli Truck Sales)                             8.125          12/01/2017                3,394,472
     2,325,000      NYC IDA (Gateway School of NY)                              6.200          11/01/2012                2,194,800
     2,265,000      NYC IDA (Gateway School of NY)                              6.500          11/01/2019                2,124,479
     2,175,000      NYC IDA (Good Shepherd Services)                            5.875          06/01/2014                2,037,301
     1,235,000      NYC IDA (Graphic Artists)                                   8.250          12/30/2023                1,286,117
       775,000      NYC IDA (Gutmann Plastics)                                  7.750          12/01/2007                  769,660
     2,235,000      NYC IDA (Hebrew Academy)                                   10.000          03/01/2021                2,416,571
       690,000      NYC IDA (Herbert G. Birch Childhood Project)                7.375          02/01/2009                  708,092
     2,195,000      NYC IDA (Herbert G. Birch Childhood Project)                8.375          02/01/2022                2,350,625
        80,000      NYC IDA (HiTech Res Rec)                                    8.750          08/01/2000                   80,499
       695,000      NYC IDA (HiTech Res Rec)                                    9.250          08/01/2008                  721,473
     5,000,000      NYC IDA (Holiday Inn/JFK Airport)                           6.000          11/01/2028                4,320,250
       220,000      NYC IDA (House of Spices)                                   9.000          10/15/2001                  226,530
     2,140,000      NYC IDA (House of Spices)                                   9.250          10/15/2011                2,254,533
     3,170,000      NYC IDA (Japan Airlines)                                    6.000          11/01/2015                3,276,100
     6,040,000      NYC IDA (JBFS)                                              6.750          12/15/2012                6,116,829
     1,605,000      NYC IDA (Julia Gray) (w)                                    7.500          11/01/2020                1,588,212
     1,675,000      NYC IDA (Koenig Iron Works)                                 8.375          12/01/2025                1,767,577
     2,490,000      NYC IDA (L&M Optical Disc)                                  7.125          11/01/2010                2,362,462
     1,000,000      NYC IDA (Lighthouse)                                        6.500          07/01/2022 (p)            1,060,650
     3,025,000      NYC IDA (Little Red Schoolhouse)                            6.750          11/01/2018                2,781,457
       805,000      NYC IDA (Lucky Polyethylene Manufacturing Co.)              7.000          11/01/2009                  792,353
     2,995,000      NYC IDA (Lucky Polyethylene Manufacturing Co.)              7.800          11/01/2024                2,942,318
     3,500,000      NYC IDA (Marymount Manhattan College)                       7.000          07/01/2023 (p)            3,623,060
    19,335,000      NYC IDA (MediSys Health Network)                            6.250          03/15/2024               17,938,046
     2,510,000      NYC IDA (Mesorah Publications) (w)                          6.450          02/01/2011                2,489,267
     4,790,000      NYC IDA (Mesorah Publications) (w)                          6.950          02/01/2021                4,718,294
     2,275,000      NYC IDA (Morrisons Pastry)                                  6.500          11/01/2019                2,085,538
     5,320,000      NYC IDA (Nekboh)                                            9.625          05/01/2011                5,480,770
    13,600,000      NYC IDA (Northwest Airlines)                                6.000          06/01/2027               12,131,744
       740,000      NYC IDA (NY Hostel Co.)                                     6.750          01/01/2004                  737,573
     4,400,000      NYC IDA (NY Hostel Co.)                                     7.600          01/01/2017                4,416,544
       695,000      NYC IDA (NY Vanities & Manufacturing)                       7.000          11/01/2009                  666,227
     1,405,000      NYC IDA (NY Vanities & Manufacturing)                       7.500          11/01/2019                1,331,097
     3,435,000      NYC IDA (Ohel Children's Home & Family Services)            8.250          03/15/2023                3,839,334
       960,000      NYC IDA (Paradise Products)                                 7.125          11/01/2007                  957,398
     4,475,000      NYC IDA (Paradise Products)                                 8.250          11/01/2022                4,627,821
     1,525,000      NYC IDA (Petrocelli Electric)                               7.250          11/01/2007                1,542,263
       425,000      NYC IDA (Petrocelli Electric)                               7.250          11/01/2008                  430,257

                          17 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    3,780,000      NYC IDA (Petrocelli Electric)                               8.000 %        11/01/2017         $      3,896,424
       940,000      NYC IDA (Petrocelli Electric)                               8.000          11/01/2018                  970,625
       785,000      NYC IDA (Pop Display)                                       6.750          12/15/2004                  804,994
     2,645,000      NYC IDA (Pop Display)                                       7.900          12/15/2014                2,782,461
     1,910,000      NYC IDA (Precision Gear)                                    6.375          11/01/2024                1,747,421
     2,240,000      NYC IDA (Precision Gear)                                    6.375          11/02/2024                2,049,331
       930,000      NYC IDA (Precision Gear)                                    7.625          11/01/2024                  927,694
       815,000      NYC IDA (PRFF)                                              7.000          10/01/2016                  844,984
     1,575,000      NYC IDA (Priority Mailers)                                  9.000          03/01/2010                1,642,441
       710,000      NYC IDA (Promotional Slideguide)                            7.500          12/01/2010                  728,006
     1,065,000      NYC IDA (Promotional Slideguide)                            7.875          12/01/2015                1,109,815
       665,000      NYC IDA (Psycho Therapy)                                    9.625          04/01/2010                  681,625
     3,705,000      NYC IDA (Riverdale Terrace Hsg. Devel. Fund)                6.250          11/01/2014                3,433,868
     8,595,000      NYC IDA (Riverdale Terrace Hsg. Devel. Fund)                6.750          11/01/2028                7,841,734
     2,170,000      NYC IDA (Sahadi Fine Foods)                                 6.250          11/01/2009                2,083,352
     4,085,000      NYC IDA (Sahadi Fine Foods)                                 6.750          11/01/2019                3,901,543
       115,000      NYC IDA (Sequins International)                             8.500          04/30/2000                  115,827
     4,555,000      NYC IDA (Sequins International)                             8.950          01/30/2016                4,813,314
     4,255,000      NYC IDA (Special Needs Facilities Pooled Program)           6.650          07/01/2023                3,888,730
     1,830,000      NYC IDA (Special Needs Pooled Program) (w)                  7.125          08/01/2006                1,823,595
     7,010,000      NYC IDA (Special Needs Pooled Program) (w)                  7.875          08/01/2025                6,984,764
     5,115,000      NYC IDA (St. Bernard's School)                              7.000          12/01/2021                5,272,286
     4,140,000      NYC IDA (St. Christopher Ottilie)                           7.500          07/01/2021                4,311,769
       585,000      NYC IDA (Streamline Plastics)                               7.750          12/01/2015                  598,835
     1,275,000      NYC IDA (Streamline Plastics)                               8.125          12/01/2025                1,327,683
       130,000      NYC IDA (Summit School)                                     7.250          12/01/2004                  131,977
     1,485,000      NYC IDA (Summit School)                                     8.250          12/01/2024                1,556,295
    15,050,000      NYC IDA (Terminal One Group Association)                    6.000          01/01/2019               14,692,111
     8,525,000      NYC IDA (Terminal One Group Association)                    6.125          01/01/2024                8,346,827
    12,250,000      NYC IDA (Touro College)                                     6.350          06/01/2029               11,386,497
     4,485,000      NYC IDA (Ulano)                                             6.950          11/01/2019                4,320,400
        90,000      NYC IDA (Ultimate Display)                                  8.750          10/15/2000                   91,513
     1,910,000      NYC IDA (Ultimate Display)                                  9.000          10/15/2011                2,013,274
    10,465,000      NYC IDA (United Air Lines)                                  5.650          10/01/2032                9,050,132
     1,000,000      NYC IDA (United Nations School)                             6.350          12/01/2015                  955,080
     1,720,000      NYC IDA (Urban Health Plan)                                 6.250          09/15/2009                1,640,760
     9,830,000      NYC IDA (Urban Health Plan)                                 7.050          09/15/2026                9,082,134
       230,000      NYC IDA (Utleys)                                            6.625          11/01/2006                  225,292
     1,335,000      NYC IDA (Utleys)                                            7.375          11/01/2023                1,297,834
     1,180,000      NYC IDA (Van Blarcom Closures)                              7.125          11/01/2007                1,189,511
     2,965,000      NYC IDA (Van Blarcom Closures)                              8.000          11/01/2017                3,067,470
     1,125,000      NYC IDA (Visual Display)                                    7.250          11/01/2008                1,068,244
     2,375,000      NYC IDA (Visual Display)                                    8.325          11/01/2018                2,254,207
    10,500,000      NYC IDA (Visy Paper)                                        7.800          01/01/2016               11,088,105
    26,750,000      NYC IDA (Visy Paper)                                        7.950          01/01/2028               28,323,702
     1,660,000      NYC IDA (World Casing Corp.)                                6.700          11/01/2019                1,620,359
       530,000      NYC Municipal Water Finance Authority                       0.000          06/15/2018                  173,909
       530,000      NYC Municipal Water Finance Authority                       0.000          06/15/2019                  162,185
     6,030,000      NYC Municipal Water Finance Authority                       0.000          06/15/2020                1,725,967
        75,000      NYC Municipal Water Finance Authority                       5.500          06/15/2023                   69,466
        65,000      NYC Municipal Water Finance Authority                       5.500          06/15/2027                   59,550
        40,000      NYC Municipal Water Finance Authority                       5.750          06/15/2020                   38,761
    12,500,000      NYC Municipal Water Finance Authority IRS                   5.920 (f)      06/15/2013               11,625,000
    30,000,000      NYC Municipal Water Finance Authority IVRC (a)              6.045 (f)      06/15/2017               30,300,000

                          18 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$   10,000,000      NYC Municipal Water Finance Authority LEVRRS                6.611 % (f)    06/15/2019         $      9,150,000
     4,775,000      NYC Municipal Water Finance Authority RITES (a)             0.079 (f)      06/15/2021                2,186,759
     2,805,000      NYC Municipal Water Finance Authority RITES (a)             0.079 (f)      06/15/2027                1,045,704
    18,240,000      NYC Municipal Water Finance Authority RITES (a)             0.567 (f)      06/15/2030                7,513,421
     5,000,000      NYC Municipal Water Finance Authority RITES (a)             0.579 (f)      06/15/2030                2,059,600
     5,000,000      NYC Municipal Water Finance Authority RITES (a)             0.579 (f)      06/15/2030                2,059,600
     4,030,000      NYC Municipal Water Finance Authority RITES (a)             0.579 (f)      06/15/2030                1,660,038
     2,150,000      NYC TFA RITES (a)                                           0.067 (f)      08/15/2027                  778,214
    10,000,000      NYC TFA, Series B                                           4.750          11/15/2023                8,178,200
    21,328,164      NYS Certificate of Lease (a)                                5.875          01/02/2023               19,175,300
       315,000      NYS COP (BOCES) (a)                                         7.875          10/01/2000                  318,988
       135,000      NYS COP (Hanson Redevelopment)                              8.250          11/01/2001                  137,766
        10,000      NYS DA (Bethel Springvale Home)                             6.000          02/01/2035                    9,603
     4,950,000      NYS DA (Brookdale Hospital)                                 5.200          02/15/2015                4,470,592
     1,355,000      NYS DA (Brookdale Hospital)                                 5.300          02/15/2017                1,219,026
    11,615,000      NYS DA (Brooklyn Hospital)                                  5.200          02/01/2039                9,849,404
    14,360,000      NYS DA (Buena Vida Nursing Home)                            5.250          07/01/2028               12,254,537
     8,435,000      NYS DA (Center for Nursing)                                 5.550          08/01/2037                7,500,486
     1,100,000      NYS DA (Chapel Oaks)                                        5.375          07/01/2017                1,009,954
     2,855,000      NYS DA (Chapel Oaks)                                        5.450          07/01/2026                2,539,894
    11,485,000      NYS DA (City University)                                    5.000          07/01/2028                9,298,026
    21,180,000      NYS DA (City University)                                    5.250          07/01/2025               18,078,824
    11,845,000      NYS DA (City University)                                    5.375          07/01/2024               10,346,608
        20,000      NYS DA (Cornell University)                                 7.375          07/01/2030                   20,678
     4,750,000      NYS DA (Dept. of Health)                                    5.000          07/01/2024                3,920,222
       410,000      NYS DA (Dept. of Health)                                    5.500          07/01/2020                  372,756
       525,000      NYS DA (Dept. of Health)                                    5.500          07/01/2021                  475,613
       150,000      NYS DA (Dept. of Health)                                    5.500          07/01/2025                  134,259
       265,000      NYS DA (Episcopal Health Services)                          7.550          08/01/2029                  270,859
     6,480,000      NYS DA (Frances Schervier Home & Hospital)                  5.500          07/01/2027                5,748,926
     2,500,000      NYS DA (German Masonic Home)                                6.000          08/01/2036                2,397,225
     1,000,000      NYS DA (Grace Manor Health Care Facility)                   6.150          07/01/2018                1,006,640
     2,000,000      NYS DA (Highland Hospital)                                  5.450          08/01/2037                1,781,020
    10,600,000      NYS DA (Hospital for Special Surgery)                       5.000          02/01/2038                8,676,418
   140,510,000      NYS DA (Insured Hospital)                                   0.000          08/15/2036               14,102,989
    10,735,000      NYS DA (Interfaith Medical Center)                          5.300          02/15/2019                9,466,982
    38,650,000      NYS DA (Interfaith Medical Center)                          5.400          02/15/2028               33,424,133
     1,000,000      NYS DA (Jones Memorial Hospital)                            5.375          08/01/2034                  881,960
        35,000      NYS DA (KMH Homes)                                          6.950          08/01/2031                   36,457
     1,800,000      NYS DA (L.I. University)                                    5.125          09/01/2023                1,530,702
     1,400,000      NYS DA (L.I. University)                                    5.250          09/01/2028                1,195,320
     4,380,000      NYS DA (Lakeside Home)                                      6.000          02/01/2037                4,197,485
        25,000      NYS DA (Lakeside Memorial Hospital)                         6.000          02/01/2021                   24,458
     9,650,000      NYS DA (LSSUNY) RITES (a)                                   3.944 (f)      02/01/2038                7,043,921
     2,000,000      NYS DA (Marymount Manhattan College)                        6.250          07/01/2029                1,980,060
     7,400,000      NYS DA (Menorah Campus)                                     6.100          02/01/2037                7,201,606
    23,300,000      NYS DA (Menorah Home & Hospital)                            5.150          08/01/2038               19,576,660
     3,115,000      NYS DA (Menorah Home & Hospital) RITES (a)                  0.444 (f)      08/01/2038                1,282,259
    25,000,000      NYS DA (Mental Health Services Facility)                    5.125          08/15/2021               21,807,750
     4,625,000      NYS DA (Mental Health) RITES (a)                            0.079 (f)      02/15/2023                1,885,520
     2,810,000      NYS DA (Mental Health) RITES (a)                            0.079 (f)      02/15/2028                  965,853
     7,230,000      NYS DA (Methodist Hospital)                                 6.050          02/01/2034                7,143,168
     3,465,000      NYS DA (Millard Hospital)                                   5.375          02/01/2032                3,070,510
     1,500,000      NYS DA (Montefiore Medical Center)                          5.500          08/01/2038                1,347,615

                          19 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    2,850,000      NYS DA (Municipal Health Facilities) RITES (a)              0.079 % (f)    01/15/2023         $      1,165,080
     9,800,000      NYS DA (North General Hospital)                             5.300          02/15/2019                8,662,220
    29,440,000      NYS DA (NY & Presbyterian Hospital)                         4.750          08/01/2027               23,585,267
    15,120,000      NYS DA (NY & Presbyterian Hospital)                         5.000          08/01/2032               12,536,597
     2,200,000      NYS DA (NY & Presbyterian Hospital)                         6.500          08/01/2034                2,242,812
    10,700,000      NYS DA (NY Downtown Hospital)                               5.300          02/15/2020                9,392,032
     7,000,000      NYS DA (NY Hospital Medical Center)                         5.600          02/15/2039                6,404,160
        25,000      NYS DA (NY Medical College)                                 6.875          07/01/2021                   26,729
    14,157,461      NYS DA (Our Lady of Mercy Medical Center) Computer Lease (a)6.200          08/15/2006               13,842,174
       855,000      NYS DA (Park Ridge Hsg.)                                    7.850          02/01/2029                  874,109
    12,750,000      NYS DA (Rochester General Hospital) RITES (a)               4.630 (f)      08/01/2033               10,678,635
     3,230,000      NYS DA (Rosalind & Joseph Gurwin Geriatric Home)            5.700          02/01/2037                3,014,462
     5,000,000      NYS DA (Ryan-Clinton Community Health Center) (w)           6.100          07/01/2019                4,858,600
       600,000      NYS DA (Sarah Neumann Home)                                 5.450          08/01/2027                  544,002
     1,900,000      NYS DA (Sarah Neumann Home)                                 5.500          08/01/2037                1,708,765
     3,045,000      NYS DA (Special Surgery) RITES (a)                          0.079 (f)      02/01/2028                1,104,239
     4,500,000      NYS DA (St. Agnes Hospital)                                 5.300          02/15/2019                3,977,550
     9,000,000      NYS DA (St. Agnes Hospital)                                 5.400          02/15/2025                7,870,770
     3,000,000      NYS DA (St. Barnabas Hospital)                              5.450          08/01/2035                2,680,200
     1,500,000      NYS DA (St. Clare's Hospital)                               5.300          02/15/2019                1,325,850
     2,970,000      NYS DA (St. Clare's Hospital)                               5.400          02/15/2025                2,597,354
     2,580,000      NYS DA (St. James Mercy Hospital)                           5.400          02/01/2038                2,226,617
     1,500,000      NYS DA (St. Thomas Aquinas College)                         5.250          07/01/2028                1,272,645
     3,885,000      NYS DA (St. Vincent's Hospital)                             5.300          07/01/2018                3,498,171
         5,000      NYS DA (St. Vincent's Hospital)                             7.400          08/01/2030                    5,262
        50,000      NYS DA (State University Educational Facilities)            0.000          05/15/2007                   33,854
        30,000      NYS DA (State University Educational Facilities)            6.000          05/15/2017                   29,917
       225,000      NYS DA (State University Educational Facilities)            7.000          05/15/2016 (p)              231,842
     3,315,000      NYS DA (Suffolk County Judicial Facilities)                 9.500          04/15/2014                3,818,118
     3,990,000      NYS DA (Teresian House)                                     5.250          07/01/2017                3,475,091
     5,000,000      NYS DA (Upstate Community Colleges)                         5.000          07/01/2028                4,064,500
        50,000      NYS DA (Upstate Community Colleges)                         5.700          07/01/2021                   46,599
     1,700,000      NYS DA (Vassar Brothers)                                    5.375          07/01/2025                1,520,480
     1,750,000      NYS DA (Victory Memorial Hospital)                          5.375          08/01/2025                1,575,158
     2,250,000      NYS DA (Victory Memorial Hospital)                          5.500          08/01/2038                2,021,423
     5,000,000      NYS DA (W.K. Nursing Home)                                  6.050          02/01/2026                4,881,850
     4,200,000      NYS DA (W.K. Nursing Home)                                  6.125          02/01/2036                4,106,592
    32,915,000      NYS DA (Wyckoff Heights Medical Center)                     5.300          08/15/2021               28,714,388
     1,840,000      NYS EFC (Consolidated Water)                                7.150          11/01/2014                1,900,830
     7,500,000      NYS EFC (NYS Water Services)                                8.375          01/15/2020                7,730,400
     8,955,000      NYS EFC (Occidental Petroleum)                              5.700          09/01/2028                7,738,553
    15,300,000      NYS EFC (Occidental Petroleum)                              6.100          11/01/2030               14,009,751
     1,700,000      NYS ERDA (Brooklyn Union Gas) RIBS                          6.626 (f)      07/08/2026                1,413,125
     7,000,000      NYS ERDA (Brooklyn Union Gas) RIBS                          8.143 (f)      04/01/2020                7,341,250
    10,300,000      NYS ERDA (Brooklyn Union Gas) RIBS                          8.652 (f)      07/01/2026               12,205,500
    11,040,000      NYS ERDA (Con Ed)                                           6.375          12/01/2027               11,078,971
       290,000      NYS ERDA (Con Ed)                                           6.375          12/01/2027                  291,523
        40,000      NYS ERDA (Con Ed)                                           7.500          01/01/2026                   40,491
       100,000      NYS ERDA (Con Ed)                                           7.500          01/01/2026                  101,232
     9,350,000      NYS ERDA (Con Ed) RITES (a)                                 3.844 (f)      08/15/2020                7,507,676
    10,000,000      NYS ERDA (LILCO)                                            5.150          03/01/2016                8,894,500
     7,500,000      NYS ERDA (LILCO)                                            5.300          11/01/2023                6,480,225
       300,000      NYS ERDA (LILCO)                                            5.300          10/01/2024                  258,222
     2,500,000      NYS ERDA (LILCO)                                            5.300          08/01/2025                2,144,450

                          20 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$   14,810,000      NYS ERDA (LILCO)                                            7.150 %        09/01/2019 (p)     $     15,855,734
     4,775,000      NYS ERDA (LILCO)                                            7.150          09/01/2019 (p)            5,112,163
    11,740,000      NYS ERDA (LILCO)                                            7.150          09/01/2019               12,308,333
     2,575,000      NYS ERDA (LILCO)                                            7.150          06/01/2020 (p)            2,756,821
    12,625,000      NYS ERDA (LILCO)                                            7.150          06/01/2020               13,236,176
     7,545,000      NYS ERDA (LILCO)                                            7.150          12/01/2020 (p)            8,086,806
     3,530,000      NYS ERDA (LILCO)                                            7.150          12/01/2020                3,700,887
    10,975,000      NYS ERDA (LILCO)                                            7.150          02/01/2022 (p)           11,749,945
    11,115,000      NYS ERDA (LILCO)                                            7.150          02/01/2022 (p)           11,899,830
     4,135,000      NYS ERDA (LILCO)                                            7.150          02/01/2022                4,335,175
     3,485,000      NYS ERDA (NIMO) RITES (a)                                   0.679 (f)      11/01/2025                1,673,358
       400,000      NYS ERDA (NYSEG)                                            5.700          12/01/2028                  371,064
        30,000      NYS ERDA (NYSEG)                                            5.950          12/01/2027                   28,874
     3,625,000      NYS ERDA (RG&E) Residual Certificates (a)                   6.220 (f)      09/01/2033                3,004,944
     3,555,000      NYS HFA (Children's Rescue)                                 7.625          05/01/2018                3,689,592
     2,200,000      NYS HFA (Dominican Village)                                 6.600          08/15/2027                2,295,172
     4,205,000      NYS HFA (Fulton Manor)                                      6.100          11/15/2025                4,161,478
        20,000      NYS HFA (General Hsg.)                                      6.600          11/01/2008                   20,432
    13,080,000      NYS HFA (HELP-Bronx Hsg.)                                   8.050          11/01/2005               13,356,904
     1,210,000      NYS HFA (HELP-Suffolk Hsg.)                                 8.100          11/01/2005                1,211,609
         2,000      NYS HFA (Hospital & Nursing Home)                           6.875          11/01/2010 (p)                2,246
       205,000      NYS HFA (Hospital & Nursing Home)                           7.000          11/01/2017                  227,755
         5,000      NYS HFA (Meadow Manor)                                      7.750          11/01/2019                    5,011
    15,730,000      NYS HFA (Multifamily Hsg.)                                  0.000          11/01/2014                6,687,610
    14,590,000      NYS HFA (Multifamily Hsg.)                                  0.000          11/01/2015                5,766,114
        50,000      NYS HFA (Multifamily Hsg.)                                  0.000          11/01/2016                   18,214
    12,695,000      NYS HFA (Multifamily Hsg.)                                  0.000          11/01/2017                4,156,470
       745,000      NYS HFA (Multifamily Hsg.)                                  5.250          11/15/2028                  643,248
     1,340,000      NYS HFA (Multifamily Hsg.)                                  5.300          08/15/2024                1,174,899
     1,700,000      NYS HFA (Multifamily Hsg.)                                  5.300          11/15/2039                1,446,309
     2,860,000      NYS HFA (Multifamily Hsg.)                                  5.350          08/15/2031                2,475,244
     1,135,000      NYS HFA (Multifamily Hsg.)                                  5.400          08/15/2031                  990,015
     2,075,000      NYS HFA (Multifamily Hsg.)                                  5.500          08/15/2030                1,840,567
     1,215,000      NYS HFA (Multifamily Hsg.)                                  5.550          08/15/2019                1,114,362
     1,385,000      NYS HFA (Multifamily Hsg.)                                  5.600          08/15/2019                1,278,023
     1,255,000      NYS HFA (Multifamily Hsg.)                                  5.650          08/15/2030                1,138,511
     3,200,000      NYS HFA (Multifamily Hsg.)                                  5.650          08/15/2030                2,902,976
     1,000,000      NYS HFA (Multifamily Hsg.)                                  5.650          08/15/2031                  906,210
       500,000      NYS HFA (Multifamily Hsg.)                                  5.700          08/15/2030                  456,950
        95,000      NYS HFA (Multifamily Hsg.)                                  5.950          08/15/2024                   90,632
     2,000,000      NYS HFA (Multifamily Hsg.)                                  6.050          08/15/2032                1,936,320
     1,285,000      NYS HFA (Multifamily Hsg.)                                  6.100          11/15/2036                1,264,517
     4,700,000      NYS HFA (Multifamily Hsg.)                                  6.125          08/15/2038                4,594,250
        50,000      NYS HFA (Multifamily Hsg.)                                  6.200          08/15/2012                   51,326
        25,000      NYS HFA (Multifamily Hsg.)                                  6.200          08/15/2016                   25,348
       100,000      NYS HFA (Multifamily Hsg.)                                  6.250          08/15/2027                  100,301
     5,000,000      NYS HFA (Multifamily Hsg.)                                  6.300          08/15/2026                5,043,450
       725,000      NYS HFA (Multifamily Hsg.)                                  6.300          02/15/2032                  716,075
     4,100,000      NYS HFA (Multifamily Hsg.)                                  6.350          08/15/2023                4,215,415
     1,255,000      NYS HFA (Multifamily Hsg.)                                  6.400          11/15/2027                1,275,243
     2,905,000      NYS HFA (Multifamily Hsg.)                                  6.500          08/15/2024                2,992,092
    11,980,000      NYS HFA (Multifamily Hsg.)                                  6.700          08/15/2025               12,201,630
     5,655,000      NYS HFA (Multifamily Hsg.)                                  6.750          11/15/2036                5,870,116
        75,000      NYS HFA (Multifamily Hsg.)                                  6.950          08/15/2012                   78,860

                          21 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    2,790,000      NYS HFA (Multifamily Hsg.)                                  6.950 %        08/15/2024         $      2,854,756
     5,375,000      NYS HFA (Multifamily Hsg.)                                  7.050          08/15/2024                5,622,949
     1,551,000      NYS HFA (Multifamily Hsg.)                                  7.450          11/01/2028                1,584,719
     2,485,000      NYS HFA (Multifamily Hsg.)                                  7.550          11/01/2029                2,547,050
        50,000      NYS HFA (Multifamily Hsg.)                                  7.850          02/15/2030                   52,073
       500,000      NYS HFA (Multifamily Hsg.)                                  8.000          11/01/2008                  517,865
     3,035,000      NYS HFA (NH&HC) RITES (a)                                   0.679 (f)      11/01/2016                1,872,352
        15,000      NYS HFA (Nonprofit Hsg.)                                    6.400          11/01/2010                   15,317
        25,000      NYS HFA (Nonprofit Hsg.)                                    6.400          11/01/2013                   25,529
        20,000      NYS HFA (Nonprofit Hsg.)                                    6.600          11/01/2010                   20,432
        20,000      NYS HFA (Nonprofit Hsg.)                                    6.600          11/01/2013                   20,429
     5,000,000      NYS HFA (Phillips Village)                                  7.750          08/15/2017                5,340,150
     8,920,000      NYS HFA (Service Contract)                                  5.375          03/15/2023                7,855,844
     4,185,000      NYS HFA (Service Contract)                                  5.500          09/15/2022                3,771,438
     5,600,000      NYS HFA (Service Contract)                                  5.500          09/15/2022                5,046,608
     5,525,000      NYS HFA (Service Contract)                                  5.500          03/15/2025                4,934,654
       125,000      NYS HFA (Service Contract)                                  5.875          09/15/2014                  124,500
        25,000      NYS HFA (Service Contract)                                  6.125          03/15/2020                   24,641
       255,000      NYS HFA (Service Contract)                                  6.500          03/15/2025                  258,121
         5,000      NYS HFA (Service Contract)                                  7.700          03/15/2006                    5,261
     1,010,000      NYS HFA (Shorehill Hsg.)                                    7.500          05/01/2008                1,021,514
     1,395,000      NYS HFA, Series A                                           6.125          11/01/2020                1,396,214
        80,000      NYS LGAC                                                    5.500          04/01/2023                   73,466
       810,000      NYS LGSC (SCSB) (a)                                         7.375          12/15/2016                  828,816
     4,600,000      NYS Medcare (Brookdale Hospital Medical Center)             6.850          02/15/2017 (p)            5,064,002
     1,015,000      NYS Medcare (Central Suffolk Hospital)                      6.125          11/01/2016                  910,313
     2,255,000      NYS Medcare (Downtown Hospital)                             6.800          02/15/2020 (p)            2,477,839
        45,000      NYS Medcare (Hospital & Nursing Home)                       5.750          08/15/2019                   43,134
     4,450,000      NYS Medcare (Hospital & Nursing Home)                       5.850          02/15/2033                4,163,732
        10,000      NYS Medcare (Hospital & Nursing Home)                       6.200          08/15/2022                   10,004
        95,000      NYS Medcare (Hospital & Nursing Home)                       6.200          02/15/2023                   95,004
        60,000      NYS Medcare (Hospital & Nursing Home)                       6.375          08/15/2029                   60,340
     1,000,000      NYS Medcare (Hospital & Nursing Home)                       6.375          08/15/2033                1,004,880
        30,000      NYS Medcare (Hospital & Nursing Home)                       6.500          02/15/2019                   30,432
     2,090,000      NYS Medcare (Hospital & Nursing Home)                       6.500          02/15/2034                2,114,369
    12,230,000      NYS Medcare (Hospital & Nursing Home)                       6.650          08/15/2032               12,774,113
     4,505,000      NYS Medcare (Hospital & Nursing Home)                       7.400          11/01/2016                4,655,918
     1,740,000      NYS Medcare (Hospital & Nursing Home)                       9.000          02/15/2026                1,796,550
     3,560,000      NYS Medcare (Hospital & Nursing Home)                       9.375          11/01/2016                3,681,289
     2,620,000      NYS Medcare (Hospital & Nursing Home)                       0.000          11/01/2006                2,790,824
     2,000,000      NYS Medcare (Insured Mortgage Nursing)                      6.375          08/15/2024 (p)            2,161,620
        70,000      NYS Medcare (Insured Mortgage Nursing)                      6.500          11/01/2015                   73,348
     1,650,000      NYS Medcare (M.G. Nursing Home)                             6.375          02/15/2035                1,660,626
       630,000      NYS Medcare (Mental Health)                                10.000          08/15/2018                  152,271
       600,000      NYS Medcare (Mental Health)                                 5.250          08/15/2023                  528,066
       250,000      NYS Medcare (Mental Health)                                 5.500          08/15/2024                  227,593
       890,000      NYS Medcare (Mental Health)                                 5.800          08/15/2022                  853,715
       305,000      NYS Medcare (Mental Health)                                 7.500          02/15/2021                  319,341
       295,000      NYS Medcare (Mental Health)                                 7.625          08/15/2017                  312,505
     3,330,000      NYS Medcare (Mental Health)                                 7.700          02/15/2018                3,341,422
        35,000      NYS Medcare (Mental Health)                                 7.750          08/15/2011                   36,793
       220,000      NYS Medcare (Mental Health)                                 7.875          08/15/2015                  222,750
     1,725,000      NYS Medcare (Mental Health)                                 8.875          08/15/2007                1,731,107
        25,000      NYS Medcare (Montefiore Medical Center)                     5.750          02/15/2025                   23,681

                          22 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$   3,000,000      NYS Medcare (NY & Presbyterian Hospital)                     5.375 %        02/15/2025         $      2,674,470
       25,000      NYS Medcare (Secured Hospital)                               6.250          02/15/2024                   24,798
    1,350,000      NYS Medcare (St. Charles Memorial Hospital)                  6.375          08/15/2034                1,464,170
       10,000      NYS Medcare (St. Luke's Hospital)                            7.375          02/15/2019                   10,233
   22,000,000      NYS Medcare (St. Luke's Hospital) IVRC (a)                   5.434 (f)      02/15/2029               18,645,000
   12,500,000      NYS Medcare (St. Luke's Hospital) RITES (a)                  4.572 (f)      02/15/2029               10,655,000
    8,400,000      NYS Medcare (St. Luke's Hospital) RITES (a)                  4.630 (f)      02/15/2029                7,160,160
    5,750,000      NYS Medcare (St. Luke's Hospital) RITES (a)                  4.630 (f)      02/15/2029                4,901,300
   10,000,000      NYS Medcare (St. Luke's Hospital) RITES (a)                  4.630 (f)      02/15/2029                8,524,000
    5,925,000      NYS Medcare RITES (a)                                        3.844 (f)      02/15/2019                4,691,652
   10,000,000      NYS Medcare RITES (a)                                        4.094 (f)      02/15/2025                7,783,600
       10,000      NYS Power Authority                                          6.750          01/01/2018                   10,448
    1,000,000      NYS Thruway Authority                                        0.000          01/01/2003                  860,780
    2,000,000      NYS Thruway Authority                                        0.000          01/01/2004                1,630,640
      260,000      NYS Thruway Authority                                        0.000          01/01/2005                  200,455
   25,000,000      NYS Thruway Authority Convertible INFLOS                     5.195 (f)      01/01/2024               17,531,250
    7,140,000      NYS Thruway Authority RITES (a)                              0.067 (f)      01/01/2025                2,765,465
       15,000      NYS UDC (Correctional Facilities)                            0.000          01/01/2003                   12,969
      900,000      NYS UDC (Correctional Facilities)                            0.000          01/01/2008                  584,910
    3,500,000      NYS UDC (Correctional Facilities)                            5.000          01/01/2019                2,981,055
   12,845,000      NYS UDC (Correctional Facilities)                            5.000          01/01/2020               10,864,173
   13,270,000      NYS UDC (Correctional Facilities)                            5.000          01/01/2028               10,835,220
    2,555,000      NYS UDC (Correctional Facilities)                            5.250          01/01/2021                2,232,840
    8,775,000      NYS UDC (Correctional Facilities)                            5.375          01/01/2023                7,752,362
    5,590,000      NYS UDC (Correctional Facilities)                            5.375          01/01/2025                4,908,411
    3,500,000      NYS UDC (Correctional Facilities)                            5.375          01/01/2025                3,153,885
    1,000,000      NYS UDC (Correctional Facilities)                            5.500          01/01/2025                  920,540
    3,200,000      NYS UDC (Correctional Facilities) RITES (a)                  0.079 (f)      01/01/2028                1,163,392
  103,335,000      NYS UDC (South Mall)                                        0.000          01/01/2011               51,975,438
       65,000      NYS UDC (South Mall)                                         0.000          01/01/2011                   33,359
       95,000      NYS UDC (South Mall)                                         0.000          01/01/2011                   48,756
    5,480,000      Oneida County IDA (Bonide Products)                          6.250          11/01/2018                5,177,778
    1,180,000      Oneida County IDA (Mobile Climate Control)                   8.000          11/01/2008                1,237,596
    2,825,000      Oneida County IDA (Mobile Climate Control)                   8.750          11/01/2018                2,958,679
      450,000      Oneida County IDA (Mohawk Valley Handicapped Services)       5.300          03/15/2019                  400,275
      740,000      Oneida County IDA (Mohawk Valley Handicapped Services)       5.350          03/15/2029                  637,192
    1,190,000      Oneida County IDA (Presbyterian Home)                        5.250          03/01/2019                1,026,446
       10,000      Oneida Healthcare Corp.                                      7.100          08/01/2011                   10,419
      130,000      Oneida Healthcare Corp.                                      7.200          08/01/2031                  135,637
      555,000      Onondaga County IDA (Coltec Industries)                      7.250          06/01/2008                  564,380
      770,000      Onondaga County IDA (Coltec Industries)                      9.875          10/01/2010                  807,961
    1,770,000      Onondaga County IDA (Community General Hospital)             5.500          11/01/2018                1,488,641
    8,345,000      Onondaga County IDA (Community General Hospital)             6.625          01/01/2018                8,069,698
    1,520,000      Onondaga County IDA (Gear Motion)                            8.900          12/15/2011                1,564,278
    6,765,000      Onondaga County IDA (Iroquois Nursing Home)                  5.250          02/01/2039                5,673,535
    5,000,000      Onondaga County IDA (Solvay Paperboard)                      6.800          11/01/2014                4,872,050
   32,400,000      Onondaga County IDA (Solvay Paperboard)                      7.000          11/01/2030               31,972,320
      750,000      Onondaga County IDA (Syracuse Home)                          5.200          12/01/2018                  645,780
   27,850,000      Onondaga County Res Rec                                      6.875          05/01/2006               27,907,093
   68,510,000      Onondaga County Res Rec                                      7.000          05/01/2015               69,991,871
      995,000      Ontario County IDA (Ontario Design)                          6.500          11/01/2005                  960,046
    3,250,000      Orange County IDA (Glen Arden)                               5.625          01/01/2018                2,706,600
    4,590,000      Orange County IDA (Glen Arden)                               5.700          01/01/2028                3,711,245
   22,450,000      Orange County IDA (Glen Arden)                               8.875          01/01/2025 (p)           26,464,285

                          23 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    7,600,000      Orange County IDA (Kingston Manufacturing)                  8.000 %        11/01/2017         $      7,834,688
       495,000      Orange County IDA (Mental Retardation Project)              7.800          07/01/2011                  507,459
     8,000,000      Orange County IDA (Tuxedo Place)                            7.000          08/01/2032                7,718,640
     2,500,000      Orange County IDA (Tuxedo Place)                            7.000          08/01/2033                2,411,725
     2,770,000      Oswego County IDA (Bishop's Common)                         5.375          02/01/2049                2,352,783
     4,750,000      Oswego County IDA (SLRHF)                                   5.400          02/01/2038                4,099,393
     3,260,000      Oswego IDA (Seneca Hill Manor)                              5.650          08/01/2037                2,943,682
     2,970,000      Otsego County IDA (Bassett Healthcare Project)              5.350          11/01/2020                2,695,691
     1,280,000      Otsego County IDA (Bassett Healthcare Project)              5.375          11/01/2020                1,166,349
     3,000,000      Otsego County IDA (Hartwick College)                        5.500          07/01/2019                2,724,870
    10,900,000      Peekskill IDA (Drum Hill)                                   6.375          10/01/2028                9,534,993
     1,403,659      Peekskill IDA (Karta)                                       9.000          07/01/2010                1,426,216
     1,080,000      Pilgrim Village HDC (Multifamily Hsg.)                      6.800          02/01/2021                1,090,519
        10,000      Port Authority NY/NJ (JFK International Air Terminal)       5.750          12/01/2025                    9,528
       465,000      Port Authority NY/NJ (KIAC)                                 6.750          10/01/2019                  471,519
     7,650,000      Port Authority NY/NJ (US Airways)                           9.000          12/01/2006                8,012,840
       590,000      Port Authority NY/NJ (US Airways)                           9.000          12/01/2010                  617,984
    22,785,000      Port Authority NY/NJ (US Airways)                           9.125          12/01/2015               23,901,237
        45,000      Port Authority NY/NJ, 67th Series                           6.875          01/01/2025                   45,537
       220,000      Port Authority NY/NJ, 68th Series                           7.250          02/15/2025                  222,851
        70,000      Port Authority NY/NJ, 69th Series                           7.125          06/01/2025                   71,456
        85,000      Port Authority NY/NJ, 70th Series                           7.250          08/01/2025                   87,026
        15,000      Port Authority NY/NJ, 70th Series                           7.250          08/01/2025                   15,358
        65,000      Port Authority NY/NJ, 71st Series                           6.500          01/15/2026                   66,767
        70,000      Port Authority NY/NJ, 73rd Series                           6.750          04/15/2026                   72,073
        15,000      Port Authority NY/NJ, 73rd Series                           6.750          04/15/2026                   15,444
        15,000      Port Authority NY/NJ, 74th Series                           6.750          08/01/2026                   15,602
        85,000      Port Authority NY/NJ, 76th Series                           6.500          11/01/2026                   86,117
     4,255,000      Port Jervis IDA (Franciscan Health Partnership)             5.500          11/01/2016 (p)            3,621,643
        60,000      Portchester CDC (Southport)                                 7.300          08/01/2011                   60,721
        25,000      Portchester CDC (Southport)                                 7.375          08/01/2022                   25,320
     1,990,000      Putnam County IDA (Brewster Plastics)                       8.500          12/01/2016                2,085,480
        15,000      Rensselaer Hsg. Authority (Renwyck)                         7.650          01/01/2011                   15,923
        30,000      Rensselaer IDA (Millbrook Millwork)                         8.500          12/15/2002                   30,282
    15,000,000      Rensselaer Municipal Leasing Corp.                          6.900          06/01/2024               15,519,900
        40,000      Riverhead HDC                                               8.250          08/01/2010                   41,022
    20,990,000      Rochester Hsg. Authority (Crossroads Apartments)            7.700          01/01/2017               22,409,344
     6,790,000      Rochester Museum & Science Center                           6.125          12/01/2015                6,277,898
     2,000,000      Rockland County IDA (Dominican College)                     6.250          05/01/2028                1,794,600
     2,090,000      Rockland County IDA (Dominican College)                     8.000          03/01/2013 (p)            2,319,545
     1,705,000      Rockland County IDA (SWMA)                                  5.750          12/15/2018                1,610,117
     1,395,000      Saratoga County IDA (ARC)                                   8.400          03/01/2013                1,481,434
       490,000      Schroon Lake Fire District (a)                              7.250          03/01/2009                  496,826
       175,000      Scotia Hsg. Authority (Holyrood House)                      7.000          06/01/2009                  180,388
        25,000      SONYMA, Series 27                                           6.450          04/01/2004                   25,759
         5,000      SONYMA, Series 28                                           6.450          10/01/2020                    4,895
    10,000,000      SONYMA, Series 28                                           6.650          04/01/2022               10,167,200
     8,830,000      SONYMA, Series 28                                           7.050          10/01/2023                9,105,496
       610,000      SONYMA, Series 30                                           5.800          10/01/2025                  574,272
        10,000      SONYMA, Series 30-A                                         4.375          10/01/2023                    9,643
    16,005,000      SONYMA, Series 30-B                                         6.650          10/01/2025               16,388,320
       100,000      SONYMA, Series 30-C1                                        5.850          10/01/2025                   94,292
        15,000      SONYMA, Series 30-C2                                        5.800          10/01/2025                   14,215
    11,510,000      SONYMA, Series 36-A                                         6.625          04/01/2025               11,826,755

                          24 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$   12,895,000      SONYMA, Series 38 RITES (a)                                 5.394 % (f)    04/01/2025         $     12,711,891
        80,000      SONYMA, Series 40-A                                         6.350          04/01/2021                   80,007
     7,595,000      SONYMA, Series 40-A                                         6.700          04/01/2025                7,833,483
        75,000      SONYMA, Series 40-B                                         6.400          10/01/2012                   77,017
     5,885,000      SONYMA, Series 40-B                                         6.600          04/01/2025                6,042,188
        40,000      SONYMA, Series 42                                           6.000          10/01/2023                   40,356
    13,605,000      SONYMA, Series 42                                           6.650          04/01/2026               14,008,388
       110,000      SONYMA, Series 42                                           6.650          04/01/2026                  113,687
    11,990,000      SONYMA, Series 44                                           7.500          04/01/2026               12,933,613
       100,000      SONYMA, Series 46                                           6.500          04/01/2013                  103,127
        65,000      SONYMA, Series 46                                           6.600          10/01/2019                   67,025
    23,050,000      SONYMA, Series 46                                           6.650          10/01/2025               23,780,455
       535,000      SONYMA, Series 48                                           6.100          04/01/2025                  529,500
     6,690,000      SONYMA, Series 50                                           6.625          04/01/2025                6,902,474
       180,000      SONYMA, Series 52                                           6.100          04/01/2026                  179,980
       915,000      SONYMA, Series 52                                           6.100          04/01/2026                  905,447
        30,000      SONYMA, Series 53                                           5.900          10/01/2017                   29,672
       100,000      SONYMA, Series 54                                           6.100          10/01/2015                  101,215
        55,000      SONYMA, Series 54                                           6.200          10/01/2026                   55,205
        45,000      SONYMA, Series 54                                           6.200          10/01/2026                   45,167
     6,015,000      SONYMA, Series 58                                           6.400          04/01/2027                6,143,420
       540,000      SONYMA, Series 60                                           6.000          10/01/2022                  529,443
    12,635,000      SONYMA, Series 60                                           6.050          04/01/2026               12,373,329
     9,700,000      SONYMA, Series 63                                           6.125          04/01/2027                9,686,129
    10,180,000      SONYMA, Series 65                                           5.850          10/01/2028                9,548,331
     3,000,000      SONYMA, Series 67                                           5.700          10/01/2017                2,873,790
    11,660,000      SONYMA, Series 67                                           5.800          10/01/2028               10,859,658
       200,000      SONYMA, Series 69                                           5.400          10/01/2019                  180,846
     4,725,000      SONYMA, Series 69 RITES (a)                                 4.287 (f)      10/01/2028                3,702,794
     1,255,000      SONYMA, Series 7                                            9.250          10/01/2014                1,264,174
       940,000      SONYMA, Series 71                                           5.350          10/01/2018                  861,792
    10,150,000      SONYMA, Series 71 RITES (a)                                 4.087 (f)      04/01/2029                7,671,573
     5,500,000      SONYMA, Series 73 RITES (a)                                 1.107 (f)      10/01/2028                2,566,520
     1,675,000      SONYMA, Series 73A                                          5.300          10/01/2028                1,451,656
    10,830,000      SONYMA, Series 79                                           5.300          04/01/2029                9,249,686
     3,000,000      SONYMA, Series 84                                           5.900          04/01/2022                2,905,860
       400,000      SONYMA, Series 8-A                                          6.875          04/01/2017                  400,224
        95,000      SONYMA, Series EE-2                                         7.450          10/01/2010                   96,982
       190,000      SONYMA, Series EE-2                                         7.500          04/01/2016                  193,971
       245,000      SONYMA, Series EE-3                                         7.700          10/01/2010                  251,078
        15,000      SONYMA, Series EE-3                                         7.750          04/01/2016                   15,372
        85,000      SONYMA, Series EE-4                                         7.750          10/01/2010                   87,373
       350,000      SONYMA, Series HH-2                                         7.700          10/01/2009                  355,156
        10,000      SONYMA, Series HH-2                                         7.850          04/01/2022                   10,212
         5,000      SONYMA, Series II (a)                                       0.000          04/01/2006                    3,085
         5,000      SONYMA, Series II (a)                                       0.000          04/01/2008                    2,631
        25,000      SONYMA, Series MM-1                                         7.750          10/01/2005                   25,381
       100,000      SONYMA, Series MM-2                                         7.700          04/01/2005                  101,359
        15,000      SONYMA, Series NN                                           7.550          10/01/2017                   15,314
        15,000      SONYMA, Series QQ                                           7.700          10/01/2012                   15,331
        70,000      SONYMA, Series RR                                           7.700          10/01/2010                   71,981
         5,000      SONYMA, Series TT                                           6.950          10/01/2002                    5,156
        50,000      SONYMA, Series VV                                           0.000          10/01/2023                    8,376
        70,000      SONYMA, Series VV                                           7.375          10/01/2011                   72,445

                          25 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    2,370,000      St. Lawrence County IDA (Clarkson University)               5.500 %        07/01/2029         $      2,064,791
     2,805,000      St. Lawrence County IDA (Hepburn Medical Center)            5.375          12/01/2019                2,511,260
     3,595,000      St. Lawrence County IDA (Hepburn Medical Center)            5.500          12/01/2024                3,204,655
       725,000      Suffolk County GO                                           6.375          11/01/2016 (p)              770,218
     1,310,000      Suffolk County IDA (ACLDD)                                  6.500          03/01/2018                1,228,177
       490,000      Suffolk County IDA (ALIA - ACLDD)                           6.375          06/01/2014                  456,832
       395,000      Suffolk County IDA (ALIA - ADD) (w)                         6.950          12/01/2014                  390,999
     2,085,000      Suffolk County IDA (ALIA - DDI)                             6.375          06/01/2014                1,943,866
       850,000      Suffolk County IDA (ALIA - DDI) (w)                         6.950          12/01/2014                  841,390
     1,080,000      Suffolk County IDA (ALIA - FREE)                            6.375          06/01/2014                1,006,895
     2,455,000      Suffolk County IDA (ALIA - FREE) (w)                        6.950          12/01/2014                2,430,131
       870,000      Suffolk County IDA (ALIA - IGHL)                            6.375          06/01/2014                  811,110
       840,000      Suffolk County IDA (ALIA - IGHL) (w)                        6.950          12/01/2014                  831,491
       515,000      Suffolk County IDA (ALIA - LIHIA)                           6.375          06/01/2014                  480,140
     1,000,000      Suffolk County IDA (ALIA - LIHIA) (w)                       6.950          12/01/2014                  989,870
       845,000      Suffolk County IDA (ALIA - MCH)                             6.375          06/01/2014                  787,802
     2,540,000      Suffolk County IDA (ALIA - MCH) (w)                         6.950          12/01/2014                2,514,270
       365,000      Suffolk County IDA (ALIA - UCPAGS)                          6.375          06/01/2014                  340,293
     1,460,000      Suffolk County IDA (ALIA - UCPAGS) (w)                      6.950          12/01/2014                1,445,210
       515,000      Suffolk County IDA (ALIA - WORCA) (w)                       6.950          12/01/2014                  509,783
    23,000,000      Suffolk County IDA (Camelot Village) (w)                    7.900          11/01/2031               23,018,170
       865,000      Suffolk County IDA (CPCLI)                                  6.000          06/01/2009                  823,523
     3,230,000      Suffolk County IDA (CPCLI)                                  6.875          06/01/2024                3,028,610
       390,000      Suffolk County IDA (CPCLI)                                  7.250          11/01/2007                  390,519
     1,825,000      Suffolk County IDA (CPCLI)                                  8.250          11/01/2010                1,896,869
     1,505,000      Suffolk County IDA (DDI)                                    6.250          03/01/2009                1,444,454
     5,270,000      Suffolk County IDA (DDI)                                    7.250          03/01/2024                5,014,458
       655,000      Suffolk County IDA (DDI)                                    7.375          03/01/2003                  654,882
     9,675,000      Suffolk County IDA (DDI)                                    8.750          03/01/2023               10,417,847
     2,000,000      Suffolk County IDA (Dowling College)                        6.625          06/01/2024                1,923,500
     3,115,000      Suffolk County IDA (Dowling College)                        6.700          12/01/2020                3,046,657
       920,000      Suffolk County IDA (Dowling College)                        8.250          12/01/2020 (p)              968,870
       445,000      Suffolk County IDA (Fil-Coil Corp.)                         9.000          12/01/2015                  442,775
     1,060,000      Suffolk County IDA (Fil-Coil Corp.)                         9.250          12/01/2025                1,054,700
     3,860,000      Suffolk County IDA (Huntington First Aid Squad)             6.650          11/01/2017                3,709,537
    12,265,000      Suffolk County IDA (Huntington Res Rec)                     5.950          10/01/2009               12,743,580
    13,190,000      Suffolk County IDA (Huntington Res Rec)                     6.000          10/01/2010               13,716,413
    14,170,000      Suffolk County IDA (Huntington Res Rec)                     6.150          10/01/2011               14,864,047
    17,155,000      Suffolk County IDA (Huntington Res Rec)                     6.250          10/01/2012               18,071,592
     3,250,000      Suffolk County IDA (Jefferson's Ferry)                      6.125          11/01/2029                3,152,500
     6,500,000      Suffolk County IDA (Jefferson's Ferry)                      7.200          11/01/2019                6,378,190
    10,000,000      Suffolk County IDA (Jefferson's Ferry)                      7.250          11/01/2028                9,785,800
       195,000      Suffolk County IDA (Microwave Power)                        7.750          06/30/2002                  197,424
     4,320,000      Suffolk County IDA (Microwave Power)                        8.500          06/30/2022                4,558,248
     2,500,000      Suffolk County IDA (Nissequogue Cogeneration Partners)      5.500          01/01/2023                2,132,425
       715,000      Suffolk County IDA (OBPWC)                                  7.500          11/01/2022                  746,346
       290,000      Suffolk County IDA (Rainbow Chimes)                         7.000          05/01/2007                  287,999
     2,210,000      Suffolk County IDA (Rainbow Chimes)                         8.000          11/01/2024                2,213,426
     1,670,000      Suffolk County IDA (Rimland Facilities) (a)                 6.375 (v)      12/01/2009                1,670,234
     1,260,000      Suffolk County IDA (Wireless Boulevard Realty)              7.875          12/01/2012                1,308,044
     4,005,000      Suffolk County IDA (Wireless Boulevard Realty)              8.625          12/01/2026                4,265,846
     2,890,000      Sunnybrook EHC                                             11.250          12/01/2014                2,991,208
     9,590,000      Syracuse Hsg. Authority (LRRHCF)                            5.800          08/01/2037                8,963,294
       625,000      Syracuse Hsg. Authority (LRRHCF)                            7.500          08/01/2010                  595,219

                          26 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,990,000      Syracuse Hsg. Authority (Seneca Heights)                    7.500 %        12/01/2007         $      1,771,100
     4,720,000      Syracuse Hsg. Authority (Seneca Heights)                    8.500          12/01/2017                4,160,491
       470,000      Syracuse IDA (Anoplate Corp.)                               7.250          11/01/2007                  479,588
     2,195,000      Syracuse IDA (Anoplate Corp.)                               8.000          11/01/2022                2,270,859
    40,975,000      Syracuse IDA (James Square)                                 0.000          08/01/2025                7,598,404
     7,050,000      Syracuse IDA (Pavilion on James Senior Hsg.)                7.500          08/01/2030                6,752,772
     1,150,000      Syracuse IDA (Rockwest Center I) (a)                        8.000          06/01/2013                1,158,625
       980,000      Syracuse IDA (Rockwest Center II) (a)                       7.625          12/01/2010                  833,000
     1,470,000      Syracuse IDA (Rockwest Center II) (a)                       8.625          12/01/2015                1,249,500
     8,085,000      Syracuse IDA (Spectrum Medsystems Corp.)                    8.500          11/01/2010                7,993,154
        25,000      34th Street BID (34th Street Partnership)                   5.500          01/01/2023                   22,518
     3,750,000      Tompkins County IDA (Ithacare Center)                       6.200          02/01/2037                3,737,325
        50,000      Tompkins County IDA (Kendall at Ithaca)                     7.250          06/01/2003                   49,854
        10,000      Tompkins County IDA (Kendall at Ithaca)                     7.625          06/01/2009                   10,020
     2,790,000      Tompkins County IDA (Kendall at Ithaca)                     7.875          06/01/2015                2,833,747
     5,735,000      Tompkins County IDA (Kendall at Ithaca)                     7.875          06/01/2024                5,872,124
       220,000      Tompkins Healthcare Corp. (Reconstruction Home)            10.800          02/01/2007                  254,375
        60,000      Tompkins Healthcare Corp. (Reconstruction Home)            10.800          02/01/2028                   72,293
       730,000      Tonawanda SCHC                                              6.500          12/01/2010                  705,100
     3,525,000      TSASC, Inc. (TFABs)                                         6.000          07/15/2020                3,386,362
     1,505,000      TSASC, Inc. (TFABs)                                         6.000          07/15/2020                1,445,808
     1,940,000      TSASC, Inc. (TFABs)                                         6.000          07/15/2021                1,861,915
    23,000,000      TSASC, Inc. (TFABs)                                         6.250          07/15/2034               22,044,350
    84,200,000      TSASC, Inc. (TFABs) (w)                                     6.375          07/15/2039               81,489,602
        65,000      Tupper Lake HDC                                             8.125          10/01/2010                   65,164
       995,000      UCP/HCA of Chemung County                                   6.600          08/01/2022                1,019,616
     4,870,000      UFA Devel. Corp. (Loretto-Utica Corp.)                      5.950          07/01/2035                4,627,377
       725,000      Ulster County IDA (Benedictine Hospital)                    6.400          06/01/2014                  678,122
     1,945,000      Ulster County IDA (Benedictine Hospital)                    6.450          06/01/2024                1,747,563
       360,000      Ulster County IDA (Brooklyn Bottling)                       7.800          06/30/2002                  363,874
     1,915,000      Ulster County IDA (Brooklyn Bottling)                       8.600          06/30/2022                2,002,190
     4,000,000      Ulster County IDA (Kingston Hospital)                       5.650          11/15/2024                3,561,120
     1,465,000      Ulster County IDA (Mid-Hsg. Family Health)                  5.350          07/01/2023                1,276,616
     2,250,000      Ulster County Res Rec                                       6.000          03/01/2014                2,242,350
     2,470,000      Union Hsg. Authority (Methodist Homes)                      7.625          11/01/2016                2,587,325
       110,000      Union Hsg. Authority (Methodist Homes)                      8.150          04/01/2000                  110,636
       120,000      Union Hsg. Authority (Methodist Homes)                      8.250          04/01/2001                  123,368
       150,000      Union Hsg. Authority (Methodist Homes)                      8.350          04/01/2002                  157,193
     2,010,000      Union Hsg. Authority (Methodist Homes)                      8.500          04/01/2012                2,169,192
    20,005,000      United Nations Devel. Corp., Series B                       5.600          07/01/2026               17,966,090
    17,150,000      United Nations Devel. Corp., Series C                       5.600          07/01/2026               15,420,080
       540,000      Upper Mohawk Valley Water Finance Authority                 5.750          08/01/2029                  515,284
       100,000      Utica GO                                                    5.900          12/01/2002                   98,524
       580,000      Utica GO                                                    6.000          01/15/2006                  554,961
       560,000      Utica GO                                                    6.250          01/15/2007                  538,294
     3,000,000      Utica IDA (Utica College)                                   5.750          08/01/2028                2,704,620
        25,000      Utica SCHC (Brook Apartments)                               0.000          07/01/2002                   19,759
     3,410,000      Utica SCHC (Brook Apartments)                               0.000          07/01/2026                  272,936
        20,000      Valley Health Devel. Corp.                                  7.850          08/01/2035                   21,375
       375,000      Valley Health Devel. Corp.                                 11.300          02/01/2007                  423,409
       165,000      Valley Health Devel. Corp.                                 11.300          02/01/2023                  185,054
       950,000      Vigilant EHL (Thomaston Volunteer Fire Dept.)               7.500          11/01/2012                  983,184
     8,440,000      Warren & Washington Counties IDA (Adirondack Res Rec)       8.000          12/15/2012                7,797,125
     8,555,000      Warren & Washington Counties IDA (Adirondack Res Rec)       8.200          12/15/2010                8,079,855

                          27 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    8,965,000      Warren & Washington Counties IDA (Adirondack Res Rec)       8.200 %        12/15/2010         $      8,467,084
       100,000      Watervliet EHC                                              8.000          11/15/2003                  100,814
        95,000      Watervliet EHC                                              8.000          11/15/2004                   95,773
        95,000      Watervliet EHC                                              8.000          11/15/2005                   95,773
       100,000      Watervliet EHC                                              8.000          11/15/2006                  100,814
       100,000      Watervliet EHC                                              8.000          11/15/2007                  100,814
       100,000      Watervliet EHC                                              8.000          11/15/2008                  100,814
       100,000      Watervliet EHC                                              8.000          11/15/2009                  100,814
       315,000      Wayne County IDA (ARC)                                      7.250          03/01/2003                  315,252
     2,925,000      Wayne County IDA (ARC)                                      8.375          03/01/2018                3,073,005
     1,870,000      Westchester County IDA (Beth Abraham Hospital)              8.375          12/01/2025                2,017,674
     1,285,200      Westchester County IDA (Clearview School)                   9.375          01/01/2021                1,385,420
     2,220,000      Westchester County IDA (JBFS)                               6.750          12/15/2012                2,239,647
     1,560,000      Westchester County IDA (JDAM)                               6.750          04/01/2016                1,542,980
     3,250,000      Westchester County IDA (Lawrence Hospital)                  5.000          01/01/2028                2,522,000
       800,000      Westchester County IDA (Lawrence Hospital)                  5.125          01/01/2018                  674,168
     1,750,000      Westchester County IDA (Rippowam-Cisqua School)             5.750          06/01/2029                1,591,450
        65,000      Westchester County IDA (Westchester Airport)                5.950          08/01/2024                   59,487
    19,860,000      Westchester County Tobacco Asset Securitization Corp.       0.000 (v)      07/15/2029               16,409,524
    70,275,000      Westchester County Tobacco Asset Securitization Corp.       0.000 (v)      07/15/2039               36,221,843
     1,815,000      Yates County IDA (Keuka College)                            8.750          08/01/2015                2,022,745
       975,000      Yates County IDA (Keuka College)                            9.000          08/01/2011                1,037,488
     3,825,000      Yates County IDA (SSMH)                                     5.650          02/01/2039                3,459,483
     4,685,000      Yonkers IDA (Hudson Scenic Studio)                          6.625          11/01/2019                4,331,704
     4,520,000      Yonkers IDA (Michael Malotz Skilled Nursing Pavilion)       5.650          02/01/2039                4,173,587
     1,590,000      Yonkers IDA (Philipsburgh Hall) (w)                         7.500          11/01/2030                1,593,657
       720,000      Yonkers IDA (St. Joseph's Hospital)                         7.500          12/30/2003                  726,228
     3,270,000      Yonkers IDA (St. Joseph's Hospital)                         8.500          12/30/2013                3,496,284
     2,200,000      Yonkers IDA (St. Joseph's Hospital), Series 98-A            6.150          03/01/2015                1,965,326
     2,100,000      Yonkers IDA (St. Joseph's Hospital), Series 98-B            6.150          03/01/2015                1,875,993
     1,000,000      Yonkers IDA (St. Joseph's Hospital), Series 98-C            6.200          03/01/2020                  878,570
       250,000      Yonkers IDA (Westchester School)                            7.375          12/30/2003                  254,178
     3,375,000      Yonkers IDA (Westchester School)                            8.750          12/30/2023                3,646,654
       800,000      Yonkers Parking Authority                                   6.000          06/15/2018                  747,160
     1,215,000      Yonkers Parking Authority                                   6.000          06/15/2024                1,105,905
       655,000      Yonkers Parking Authority                                   7.750          12/01/2004                  672,377
                                                                                                                   -----------------
                                                                                                                      3,947,227,235
                                                                                                                   -----------------

------------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--8.3%
       400,000      American Samoa Power Authority                              6.800          09/01/2000                  404,824
       400,000      American Samoa Power Authority                              6.850          09/01/2001                  409,888
       400,000      American Samoa Power Authority                              6.900          09/01/2002                  414,524
       500,000      American Samoa Power Authority                              6.950          09/01/2003                  523,475
       500,000      American Samoa Power Authority                              7.000          09/01/2004                  528,030
       800,000      American Samoa Power Authority                              7.100          09/01/2001                  821,584
       800,000      American Samoa Power Authority                              7.200          09/01/2002                  834,856
     3,675,000      Guam Airport Authority, Series B                            6.600          10/01/2010                3,838,097
    60,730,000      Guam Airport Authority, Series B                            6.700          10/01/2023               62,654,534
     2,995,000      Guam EDA (Harmon Village Apartments) (b) (d)                9.375          11/01/2018                2,396,359
     2,530,000      Guam EDA (Royal Socio Apartments)                           9.500          11/01/2018                2,544,472
     1,500,000      Guam GO, Series A                                           5.400          11/15/2018                1,325,805
     1,500,000      Guam Hsg. Corp., Series A                                   5.750          09/01/2031                1,401,240
       837,866      Puerto Rico Dept. of Corrections Equipment Lease (a)        8.000          04/17/2003                  839,333
    17,800,000      Puerto Rico Electric Power Authority LEVRRS                 7.478 (f)      07/01/2023               19,357,500

                          28 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$      834,900      Puerto Rico Family Dept. Furniture Lease (a)                 8.000 %        08/18/2003         $       839,810
     2,643,177      Puerto Rico Family Dept. Furniture Lease (a)                12.725          08/12/2003               2,859,336
        30,000      Puerto Rico GO                                               5.875          07/01/2018                  31,411
     1,600,000      Puerto Rico GO RITES (a)                                     6.740 (f)      07/01/2022               1,578,000
    40,250,000      Puerto Rico GO YCN                                           7.982 (f)      07/01/2020              38,891,563
     1,000,000      Puerto Rico GO YCN (a)                                       7.745 (f)      07/01/2015 (p)           1,092,960
     5,599,899      Puerto Rico Health Dept. Computer Lease (a)                  7.438          03/26/2003               5,564,788
       790,000      Puerto Rico HFA (Affordable Hsg.)                            6.250          04/01/2029                 792,141
        10,000      Puerto Rico HFC                                              7.300          10/01/2006                  10,252
       210,000      Puerto Rico HFC                                              7.500          10/01/2015                 215,384
     5,240,000      Puerto Rico HFC                                              7.500          04/01/2022               5,375,192
        25,000      Puerto Rico HFC                                              7.650          10/15/2022                  25,729
       185,000      Puerto Rico IMEPCF (Instituto Medico)                        9.500          04/01/2003                 187,329
       557,951      Puerto Rico Industrial Commission Computer Lease (a)         8.000          03/26/2003                 559,882
     1,215,000      Puerto Rico Infrastructure                                   7.500          07/01/2009               1,230,090
       660,000      Puerto Rico Infrastructure                                   7.750          07/01/2008                 668,336
       165,000      Puerto Rico Infrastructure                                   7.900          07/01/2007                 167,104
     2,500,000      Puerto Rico ITEMECF (Ana G. Mendez University)               5.375          02/01/2029               2,135,925
       485,000      Puerto Rico ITEMECF (Mennonite General Hospital)             5.625          07/01/2017                 419,186
       985,000      Puerto Rico ITEMECF (Mennonite General Hospital)             5.625          07/01/2027                 811,936
    12,205,000      Puerto Rico ITEMECF (Mennonite General Hospital)             6.500          07/01/2026              11,418,510
         5,000      Puerto Rico ITEMECF (Polytech University)                    5.700          08/01/2013                   4,815
       750,000      Puerto Rico ITEMECF (Ryder Memorial Hospital)                6.400          05/01/2009                 765,893
     2,150,000      Puerto Rico ITEMECF (Ryder Memorial Hospital)                6.600          05/01/2014               2,100,185
     5,250,000      Puerto Rico ITEMECF (Ryder Memorial Hospital)                6.700          05/01/2024               5,213,880
     4,000,000      Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)  5.750          06/01/2029               3,551,440
       172,492      Puerto Rico Medical Services Equipment Lease (a) (b)         7.300          02/27/2003                 171,458
       592,049      Puerto Rico Medical Services Ventilator Lease (a)            7.500          04/01/2003                 590,652
        15,000      Puerto Rico Port Authority                                   7.300          07/01/2007                  15,014
     4,300,000      Puerto Rico Port Authority (American Airlines)               6.250          06/01/2026               4,167,474
     1,520,000      Puerto Rico Port Authority (American Airlines)               6.300          06/01/2023               1,484,478
    15,124,296      Puerto Rico Public Buildings Authority Computer Lease (a)    6.528          05/01/2004              14,873,082
       788,582      Puerto Rico Rio Grande Computer Lease (a)                    8.000          09/02/2003                 777,070
     2,247,808      Puerto Rico Rio Grande Equipment Lease (a)                   8.800          10/13/2003               2,302,587
       127,454      Puerto Rico Rio Grande Vehicle Lease (a)                     9.000          01/23/2003                 126,227
       537,240      Puerto Rico San Sebastian Garage Lease (a)                  10.000          09/16/2005                 567,933
       355,013      Puerto Rico State Courts Vehicle Lease (a)                   8.000          03/26/2003                 358,748
    16,550,000      Puerto Rico Telephone Authority RIBS                         6.560 (f)      01/16/2015              17,646,438
    15,000,000      Puerto Rico Telephone Authority RIBS (a)                     6.382 (f)      01/01/2022              16,240,800
     2,000,000      University of V.I.                                           6.250          12/01/2029               1,969,280
     1,205,000      University of V.I.                                           7.250          10/01/2004               1,327,067
     3,570,000      University of V.I.                                           7.700          10/01/2019 (p)           4,065,802
     5,175,000      University of V.I.                                           7.750          10/01/2024 (p)           5,904,572
       298,000      V.I. GO (Hugo Insurance Claims Program)                      7.750          10/01/2006                 314,095
        60,000      V.I. HFA                                                     6.450          03/01/2016                  61,024
     3,000,000      V.I. Public Finance Authority                                5.500          10/01/2014               2,801,340
     5,000,000      V.I. Public Finance Authority                                5.500          10/01/2015               4,627,100
     1,250,000      V.I. Public Finance Authority                                5.500          10/01/2022               1,099,738
     7,500,000      V.I. Public Finance Authority                                5.625          10/01/2025               6,649,950
     7,750,000      V.I. Public Finance Authority                                5.875          10/01/2018               7,100,705
     6,500,000      V.I. Public Finance Authority                                6.000          10/01/2022               5,962,515
    18,000,000      V.I. Public Finance Authority                                6.125          10/01/2029              17,424,360
     7,750,000      V.I. Public Finance Authority                                6.500          10/01/2024               7,673,740
     1,135,000      V.I. Public Finance Authority                                7.125          10/01/2004 (p)           1,205,211

                          29 ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 1999


         Face                                                                                                         Market Value
       Amount                                                                   Coupon         Maturity                 See Note 1
====================================================================================================================================
$    1,735,000      V.I. Public Finance Authority                               7.375 %        10/01/2010 (p)     $      1,966,518
    13,550,000      V.I. Public Finance Authority Computer Lease (a)            6.250          01/01/2005               13,125,750
        75,000      V.I. Water & Power Authority                                5.300          07/01/2018                   66,686
     2,515,000      V.I. Water & Power Authority                                5.300          07/01/2021                2,200,927
     2,500,000      V.I. Water & Power Authority                                5.500          07/01/2017                2,220,625
     5,655,000      V.I. Water & Power Authority                                7.400          07/01/2011 (p)            5,943,066
     6,850,000      V.I. Water & Power Authority                                7.600          01/01/2012 (p)            7,454,924
                                                                                                                    --------------
                                                                                                                       345,292,554
                                                                                                                    --------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $4,516,970,748)--102.7%                                                            4,292,519,789
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    --------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(2.7%)                                                                         (111,290,646)
                                                                                                                    --------------
NET ASSETS --100.0%                                                                                                 $4,181,229,143
                                                                                                                    ==============




FOOTNOTES TO STATEMENT OF INVESTMENTS

 (a) Illiquid security--See Note 5 of Notes to Financial Statements.
 (b) Non-income accruing security.
 (c) Partial interest payment received.
 (d) Issuer is in default.
 (f) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $874,845,440, or 19.98% of the Fund's total assets as of December 31, 1999.
 (p) This issue has been prerefunded to an earlier date.
 (v) Represents the current interest rate for a variable or increasing rate security.
 (w) When-issued security or forward purchase commitment to be delivered and settled after December 31, 1999.




    See accompanying Notes to Financial Statements.


                          30 ROCHESTER FUND MUNICIPALS

FOOTNOTES TO STATEMENT OF INVESTMENTS     Continued

==========================================================================
PORTFOLIO ABBREVIATIONS

To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:


ACLDD       Adults and Children with Learning and               LSSUNY       Lutheran Social Services of Upstate New York
            Developmental Disabilities                          MCH          Maryhaven Center of Hope
ADD         Aid to the Developmentally Disabled                 MTA          Metropolitan Transportation Authority
ALIA        Alliance of Long Island Agencies                    NH&HC        Nursing Home and Health Care
ARC         Association of Retarded Citizens                    NIMO         Niagara Mohawk Power Corporation
ASMF        Amsterdam Sludge Management Facility                NJ           New Jersey
BID         Business Improvement District                       NSCFGA       North Shore Child and Family Guidance Association
BOCES       Board of Cooperative Educational Services           NY           New York
CAB         Capital Appreciation Bond                           NYC          New York City
CARS        Complimentary Auction Rate Security                 NYS          New York State
CDC         Community Development Corporation                   NYSEG        New York State Electric and Gas
Con Ed      Consolidated Edison Company                         OBPWC        Ocean Bay Park Water Corporation
COP         Certificates of Participation                       PRFF         Puerto Rican Family Foundation
CPCLI       Community Programs Center of Long Island            Res Rec      Resource Recovery Facility
DA          Dormitory Authority                                 RG&E         Rochester Gas and Electric
DDI         Developmental Disabilities Institute                RIBS         Residual Interest Bonds
DIAMONDS    Direct Investment of Accrued Municipals             RIT          Rochester Institute of Technology
EDA         Economic Development Authority                      RITES        Residual Interest Tax Exempt Security
EFC         Environmental Facilities Corporation                SCHC         Senior Citizen Housing Corporation
EHC         Elderly Housing Corporation                         SCSB         Schuyler Community Services Board
EHL         Engine Hook and Ladder                              SLCD         School for Language and Communication
ERDA        Energy Research and Development Authority                        Development
FREE        Family Residences and Essential Enterprises         SLRHF        St. Luke Residential Healthcare Facility
GJSR        Gurwin Jewish Senior Residences                     SONYMA       State of New York Mortgage Agency
GO          General Obligation                                  SSMH         Soldiers and Sailors Memorial Hospital
GRIA        Greater Rochester International Airport             SUNY         State University of New York
HDC         Housing Development Corporation                     SWMA         Solid Waste Management Authority
HELP        Homeless Economic Loan Program                      TFA          Transitional Finance Authority
HFA         Housing Finance Agency                              TFABs        Tobacco Flexible Amortization Bonds
HFC         Housing Finance Corporation                         UCPAGS       United Cerebral Palsy Association of Greater Suffolk
IDA         Industrial Development Agency                       UCP/HCA      United Cerebral Palsy and Handicapped Children's
IGHL        Independent Group Home for Living                                Association
IMEPCF      Industrial, Medical and Environmental Pollution     UDC          Urban Development Corporation
            Control Facilities                                  UFA          Utica Free Academy
INFLOS      Inverse Floating Rate Securities                    V.I.         United States Virgin Islands
IRS         Inverse Rate Security                               WORCA        Working Organization for Retarded Children and Adults
ITEMECF     Industrial, Tourist, Educational, Medical and       WWH          Wyandach/Wheatley Heights
            Environmental Community Facilities                  YCN          Yield Curve Note
IVRC        Inverse Variable Rate Certificate                   YCR          Yield Curve Receipt
JBFS        Jewish Board of Family Services                     YMCA         Young Men's Christian Association
JCC         Jewish Community Center
JDAM        Julia Dyckman Angus Memorial
JFK         John Fitzgerald Kennedy
L.I.        Long Island
LEVRRS      Leveraged Reverse Rate Security
LGAC        Local Government Assistance Corporation
LGSC        Local Government Services Corporation
LIHIA       Long Island Head Injury Association
LILCO       Long Island Lighting Corporation
LRRHCF      Loretto Rest Residential Health Care Facility

                          31 ROCHESTER FUND MUNICIPALS

FOOTNOTES TO STATEMENT OF INVESTMENTS     Continued

==========================================================================
INDUSTRY CONCENTRATIONS     December 31, 1999

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:


INDUSTRY                                                 MARKET VALUE            PERCENT
---------------------------------------------------------------------------------------------
Hospital/Healthcare                                      $701,852,878            16.4 %
Multifamily Housing                                       396,644,715             9.3
Electric Utilities                                        350,755,968             8.2
General Obligation                                        314,344,796             7.3
Municipal Leases                                          288,720,362             6.7
Special Assessment                                        270,448,382             6.3
Adult Living Facilities                                   236,880,143             5.5
Manufacturing, Non-Durable Goods                          220,206,959             5.1
Single Family Housing                                     219,179,652             5.1
Marine/Aviation Facilities                                215,988,270             5.0
Resource Recovery                                         214,162,874             5.0
Nonprofit Organization                                    181,110,534             4.2
Manufacturing, Durable Goods                              154,098,548             3.6
Higher Education                                          138,794,342             3.2
Water Utilities                                            92,000,804             2.2
Education                                                  91,830,039             2.1
Sales Tax Revenue                                          68,138,024             1.6
Highways/Railways                                          56,334,559             1.3
Other                                                      81,027,940             1.9
                                                       ---------------------------------
                                                       $4,292,519,789           100.0 %
                                                       =================================


================================================================================
SUMMARY OF RATINGS     December 31, 1999     Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:


RATING                                                                              PERCENT
---------------------------------------------------------------------------------------------
AAA                                                                                   22.6 %
AA                                                                                    12.9
A                                                                                     22.4
BBB                                                                                   19.7
BB                                                                                     1.6
B                                                                                      0.7
CCC                                                                                    0.0
CC                                                                                     0.0
C                                                                                      0.0
Not Rated                                                                             20.1
                                                                                    -----------
                                                                                     100.0 %
                                                                                    ===========



Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

                          32 ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES     December 31, 1999


=====================================================================================================
ASSETS

Investments, at value (cost $4,516,970,748)--see accompanying statement                $4,292,519,789
------------------------------------------------------------------------------------------------------
Cash                                                                                        4,069,723
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                   72,894,297
Shares of beneficial interest sold                                                          8,170,488
Investments sold                                                                            1,450,205
Other                                                                                          52,491
                                                                                       ---------------
Total assets                                                                            4,379,156,993
======================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                     114,441,298
Note payable to bank (interest rate 5.625% at 12/31/99)                                    62,700,000
Shares of beneficial interest redeemed                                                     18,987,348
Trustees' compensation                                                                      1,025,131
Dividends                                                                                     181,093
Other                                                                                         592,980
                                                                                       ---------------
Total liabilities                                                                         197,927,850
======================================================================================================
NET ASSETS                                                                             $4,181,229,143
                                                                                       ===============
=====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                        $4,514,701,382
------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                         1,944,562
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                 (110,965,842)
------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                               (224,450,959)
                                                                                       ---------------
Net assets                                                                             $4,181,229,143
                                                                                       ===============
=====================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,288,073,809 and 195,977,917 shares of beneficial interest outstanding)                      $16.78
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                       $17.62
------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $673,384,711 and
40,159,104 shares of beneficial interest outstanding)                                          $16.77
------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $219,770,623 and
13,110,029 shares of beneficial interest outstanding)                                          $16.76

    See accompanying Notes to Financial Statements.

                          33 ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS     For the Year Ended December 31, 1999


======================================================================================================
INVESTMENT INCOME
Interest                                                                                  $289,084,667
======================================================================================================
EXPENSES
Management fees                                                                             20,655,696
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                      5,198,680
Class B                                                                                      6,346,313
Class C                                                                                      2,211,014
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                      1,428,360
Class B                                                                                        347,367
Class C                                                                                         88,252
------------------------------------------------------------------------------------------------------
Accounting service fees                                                                      1,327,586
------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                         522,376
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                    409,548
------------------------------------------------------------------------------------------------------
Other                                                                                        1,153,885
------------------------------------------------------------------------------------------------------
Interest                                                                                     1,832,697
                                                                                        --------------
Total expenses                                                                              41,521,774
Less expenses paid indirectly                                                                 (153,276)
                                                                                        --------------
Net expenses                                                                                41,368,498
======================================================================================================
NET INVESTMENT INCOME                                                                      247,716,169
======================================================================================================
REALIZED AND UNREALIZED LOSS
Net realized loss on investments                                                           (41,602,735)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                      (471,101,165)
                                                                                        ---------------
Net realized and unrealized loss                                                          (512,703,900)
=======================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $(264,987,731)
                                                                                        ===============

    See accompanying Notes to Financial Statements.

                          34 ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                      1999                    1998
===========================================================================================================================
OPERATIONS
Net investment income                                                                 $247,716,169            $193,865,904
---------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                      (41,602,735)             (4,390,468)
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                 (471,101,165)             30,719,166
                                                                                    ---------------------------------------
Net increase (decrease) in net assets resulting from operations                       (264,987,731)            220,194,602
===========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                               (204,429,524)           (175,270,973)
Class B                                                                                (30,543,603)            (14,972,126)
Class C                                                                                (10,772,109)             (5,050,170)
===========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                261,241,800             565,102,760
Class B                                                                                255,736,157             320,057,221
Class C                                                                                 72,307,141             123,988,335
==========================================================================================================================
NET ASSETS
Total increase                                                                          78,552,131           1,034,049,649
---------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  4,102,677,012           3,068,627,363
                                                                                    ---------------------------------------
End of period (including undistributed net investment income of $1,944,562
and excess of distributions over net investment income of $26,371, respectively)    $4,181,229,143           $4,102,677,012
                                                                                    =======================================


See accompanying Notes to Financial Statements.

                     35 ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

CLASS A          Year Ended December 31,                          1999          1998          1997           1996 (1)      1995
================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                            $18.81        $18.67        $18.00         $18.18        $16.31
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             1.04          1.04          1.10 (2)       1.10 (2)      1.10 (2)
Net realized and unrealized gain (loss)                          (2.03)         0.15          0.67          (0.18)         1.86
                                                            --------------------------------------------------------------------
Total income (loss) from investment operations                   (0.99)         1.19          1.77           0.92          2.96
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                             (1.04)        (1.04)        (1.10)         (1.10)        (1.09)
Undistributed net investment income - prior year                 -----         (0.01)        -----          -----         -----
                                                            --------------------------------------------------------------------
Total dividends and distributions to shareholders                (1.04)        (1.05)        (1.10)         (1.10)        (1.09)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.78        $18.81        $18.67         $18.00        $18.18
                                                            ====================================================================
================================================================================================================================
Total Return, at Net Asset Value (3)                             (5.51)%       6.52%        10.20%          5.37%        18.58%
================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                         $3,288        $3,435        $2,848         $2,308        $2,145
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                $3,559        $3,161        $2,539         $2,191        $2,005
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income                                            5.78%         5.50%         5.96%          6.20%         6.25%
Expenses                                                         0.77%         0.78% (5)     0.76%          0.82%         0.82%
Expenses, net of indirect expenses and interest (6) (7)          0.73%         0.75%         0.74%          0.77%         0.78%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)                                        30%           25%            5%            13%           15%





(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2) Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7) Prior year ratios have been restated to conform to current year presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.

See accompanying Notes to Financial Statements.

                     36 ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS     Continued

CLASS B          Year Ended December 31,                                     1999           1998          1997 (9)
==================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                                       $18.79         $18.65        $17.89
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income                                                        0.89           0.89          0.74 (2)
Net realized and unrealized gain (loss)                                     (2.03)          0.14          0.76
                                                                        -------------------------------------------

Total income (loss) from investment operations                              (1.14)          1.03          1.50
-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                        (0.88)         (0.89)        (0.74)
Undistributed net investment income - prior year                            -----          -----         -----
                                                                        -------------------------------------------
Total dividends and distributions to shareholders                           (0.88)         (0.89)        (0.74)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.77         $18.79        $18.65
                                                                        ==========================================
==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (3)                                        (6.27)%        5.61%         8.74%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                      $673           $494          $172
-------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                             $635           $329           $76
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income                                                       4.91%          4.57%         4.91%
Expenses                                                                    1.64%          1.64% (5)     1.59%
Expenses, net of indirect expenses and interest (6) (7)                     1.59%          1.61%         1.58%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)                                                   30%            25%            5%





(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2)  Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4)  Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7) Prior year ratios have been restated to conform to current year presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.
(9) For the period from March 17, 1997 (inception of offering) to December 31, 1997.

See accompanying Notes to Financial Statements.

                     37 ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS     Continued

CLASS C          Year Ended December 31,                                 1999           1998          1997 (9)
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                                   $18.79         $18.66        $17.89
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                    0.89           0.89          0.74 (2)
Net realized and unrealized gain (loss)                                 (2.04)          0.13          0.77
                                                                    -------------------------------------------
Total income (loss) from investment operations                          (1.15)          1.02          1.51
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                    (0.88)         (0.89)        (0.74)
Undistributed net investment income - prior year                        -----          -----         -----
                                                                    -------------------------------------------
Total dividends and distributions to shareholders                       (0.88)         (0.89)        (0.74)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $16.76         $18.79        $18.66
                                                                    ===========================================
===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (3)                                    (6.32)%        5.56%         8.80%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  $220           $174           $49
---------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                         $221           $111           $21
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (4)
Net investment income                                                   4.92%          4.57%         4.92%
Expenses                                                                1.63%          1.63% (5)     1.58%
Expenses, net of indirect expenses and interest (6) (7)                 1.58%          1.59%         1.56%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (8)                                               30%            25%            5%





(1) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(2)  Based on average shares outstanding for the period.
(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(4)  Annualized for periods of less than one full year.
(5) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(6) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(7) Prior year ratios have been restated to conform to current year presentation.
(8) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $1,930,375,402 and $1,337,576,882, respectively.
(9) For the period from March 17, 1997 (inception of offering) to December 31, 1997.

See accompanying Notes to Financial Statements.

                     38 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
================================================================================
1.    SIGNIFICANT ACCOUNTING POLICIES

Rochester Fund Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued as of the close of the New York Stock Exchange on each trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $113,728,615.
--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 1999, securities with an aggregate market value of $6,445,619, representing 0.15% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $110,651,000, which expires between 2000 and 2007.
--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. In June, 1998, the Fund adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1999, a provision of $351,858 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $510,934 as of December 31, 1999.
     In January, 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October, 1995, provides that no independent trustee of the Fund who is elected after September, 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. The retirement plan expense, which is included in trustees' compensation, amounted to $65,335 for the year ended December 31, 1999. Payments of $67,500 were made to retired trustees during the year ended December 31, 1999. As of December 31, 1999, the Fund had recognized an accumulated liability of $506,016.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                          39 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued
================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2.    SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                               Year Ended December 31, 1999     Year Ended December 31, 1998
                                                  Shares         Amount             Shares          Amount
------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                          44,147,686    $802,354,647        44,149,177    $828,290,736
Dividends and/or distributions reinvested      6,141,926     110,148,797         5,034,167      94,396,140
Redeemed                                     (36,952,671)   (651,261,644)      (19,054,473)   (357,584,116)
                                            ----------------------------------------------------------------
Net increase                                  13,336,941    $261,241,800        30,128,871    $565,102,76
                                            ================================================================
------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                          18,541,189    $337,286,647        17,637,855    $330,613,878
Dividends and/or distributions reinvested      1,104,735      19,720,059           514,626       9,646,518
Redeemed                                      (5,768,976)   (101,270,549)       (1,077,120)    (20,203,175)
                                            ----------------------------------------------------------------
Net increase                                  13,876,948    $255,736,157        17,075,361    $320,057,221
                                            ================================================================
------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                           7,558,824    $137,341,468        7,026,163    $131,632,053
Dividends and/or distributions reinvested        417,688       7,463,417          187,218       3,511,228
Redeemed                                      (4,122,846)    (72,497,744)        (594,948)    (11,154,946)
                                            ---------------------------------------------------------------
Net increase                                   3,853,666    $72,307,141         6,618,433    $123,988,335
                                            ===============================================================

                          40 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued
================================================================================
3.    SECURITIES INFORMATION

As of December 31, 1999, net unrealized depreciation on securities of $224,450,959 was composed of gross appreciation of $75,959,680, and gross depreciation of $300,410,639.
     As of December 31, 1999, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $4,517,285,576 was:

      Gross unrealized appreciation      $  75,852,676
      Gross unrealized depreciation       (300,618,463)
                                          -------------
      Net unrealized depreciation        $(224,765,787)
                                          =============

================================================================================
4.    MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $3 billion, and 0.45% of average daily net assets over $5 billion. The Fund's management fee for the year ended December 31, 1999 was 0.47% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 1999, the Fund paid $1,327,586 to the Manager for accounting and pricing services.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 1999, the Fund paid OFS $1,863,979.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                              Aggregate          Class A            Commissions       Commissions      Commissions
                              Front-End        Front-End             on Class A        on Class B       on Class C
                          Sales Charges    Sales Charges                 Shares            Shares           Shares
                             on Class A      Retained by            Advanced by       Advanced by      Advanced by
Year Ended                       Shares      Distributor         Distributor(1)    Distributor(1)   Distributor(1)
------------------------------------------------------------------------------------------------------------------
December 31, 1999           $15,666,528       $2,234,617             $2,064,409       $13,060,682       $1,290,419

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                       Class A                   Class B                  Class C
                           Contingent Deferred       Contingent Deferred       Contingent Deferred
                                 Sales Charges             Sales Charges             Sales Charges
Year Ended             Retained by Distributor   Retained by Distributor   Retained by Distributor
--------------------------------------------------------------------------------------------------
December 31, 1999                     $308,596           $2,142,722                 $163,332

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. Currently, the Board of Trustees has limited the rate to 0.15% per year on Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended December 31, 1999, payments under the Class A Plan totaled $5,198,680, all of which was paid by the Distributor to recipients. That included $34,603 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                          41 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    Continued
================================================================================
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 1999 were as follows:


                                                                                     Distributor's
                                                                                      Unreimbursed
                                                                      Distributor's       Expenses
                                                             Amount       Aggregate           as %
                                                           Retained     Unreimburse         of Net
                                     Total Payments              by        Expenses         Assets
                                         Under Plan     Distributor      Under Plan       of Class
 -------------------------------------------------------------------------------------------------
Class B Plan                            $6,346,313      $5,705,745      $29,900,996         4.44 %
Class C Plan                             2,211,014       1,432,799        3,167,350         1.44

================================================================================
5.    ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 1999, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1999 was $350,968,358, which represents 8.39% of the Fund's net assets.
================================================================================
6.    BANK BORROWINGS

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum. The commitment fee allocated to the Fund for the year ended December 31, 1999 was $28,272.
     The Fund had borrowings outstanding of $62,700,000 at December 31, 1999. For the year ended December 31, 1999, the average monthly loan balance was $31,014,339 at an average interest rate of 5.708%. The maximum amount of borrowings outstanding at any month-end was $90,400,000.

                          42 ROCHESTER FUND MUNICIPALS

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
ROCHESTER FUND MUNICIPALS

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rochester Fund Municipals (the
Fund) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
January 24, 2000

================================================================================
FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2000, shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the year ended December 31, 1999 are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal, New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (91.3%), Guam (2.0%), Puerto Rico (4.3%), Virgin Islands (2.3%), American Samoa (0.1%).

During 1999, 32.7% of this tax-exempt income was derived from "private activity bonds". These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the alternative minimum tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                          43 ROCHESTER FUND MUNICIPALS

ROCHESTER FUND MUNICIPALS

================================================================================
Officers and Trustees         Bridget A. Macaskill, Chairman of the
                                  Board of Trustees and President
                              John Cannon, Trustee
                              Paul Y. Clinton, Trustee
                              Thomas W. Courtney, Trustee
                              Robert G. Galli, Trustee
                              Lacy B. Herrmann, Trustee
                              George Loft, Trustee
                              Ronald H. Fielding, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert G. Zack, Assistant Secretary
                              Robert J. Bishop, Assistant Treasurer
                              Adele A. Campbell, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor            OppenheimerFunds, Inc.

================================================================================
Distributor                   OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder      OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                  Citibank, N.A.
Portfolio Securities

================================================================================
Independent Accountants       PricewaterhouseCoopers LLP

================================================================================
Legal Counsel                 Kirkpatrick & Lockhart LLP

                    This is a copy of a report to shareholders of Rochester Fund Municipals. This report must be preceded or accompanied by a Prospectus of Rochester Fund Municipals. For material information concerning the Fund, see the Prospectus.

                    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                          44 ROCHESTER FUND MUNICIPALS

MUNICIPAL BONDS--THE COMMUNITY INVESTMENT
--------------------------------------------------------------------------------

     When you invest in municipal securities through a mutual fund, your dollars are being put to work primarily in your state's communities -- helping finance the development of buildings and school systems, homes for the elderly and fire districts. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal and state personal income taxes. In New York, the interest is also free from New York City local income taxes.
     Many investors consider this the primary advantage of a municipal bond fund like Rochester Fund Municipals. But another reason to own municipal bonds is that they provide financing for much of the infrastructure of the communities in which we live.
     During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects in New York. Private colleges, primary schools for special education, waste water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefit from your investment.
     When you review the enclosed listing of the Fund's portfolio of issues, you're likely to find many projects that help to improve the standard of living in your community. It's one of the -- admittedly few -- advantages of the current tax code: the ability to earn tax-free income and be supportive of the great State of New York.(1)

1. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.

               INFORMATION AND SERVICES
               -------------------------------------

                    As an  Oppenheimer  fund  shareholder,  you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website -- we're here to help.

               Internet                                www.oppenheimerfunds.com
               ----------------------------------------------------------------
               24-hr access to account information and transactions

               General Information                               1-800-525-7048
               ----------------------------------------------------------------
               Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

               Telephone Transactions                            1-800-852-8457
               ----------------------------------------------------------------
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               PhoneLink                                         1-800-533-3310
               ----------------------------------------------------------------
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               Telecommunications Device for the Deaf (TDD)      1-800-843-4461
               ----------------------------------------------------------------
               Mon-Fri 8:30am-7pm ET

               OppenheimerFunds Information Hotline              1-800-835-3104
               ----------------------------------------------------------------
               24 hours a day, timely and insightful messages on the economy and issues that may affect your investments

               Transfer and Shareholder Servicing Agent
               OppenheimerFunds Services
               P.O. Box 5270, Denver, CO 80217-5270

(inside back cover)

[logo] Rochester Fund Municipals

The Rochester Funds
------------------------------------------
      A Division of OppenheimerFunds, Inc.
      350 Linden Oaks
      Rochester, New York 14625-2807
      716-383-1300

Investment Advisor
------------------------------------------
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, NY 10048-0203

Distributor
------------------------------------------
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, NY 10048-0203

Independent Accountants
------------------------------------------
      PricewaterhouseCoopers LLP
      Denver, CO

Custodian
------------------------------------------
      Citibank, N.A.
      New York, NY

Transfer and Shareholder Servicing Agent
------------------------------------------
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, CO 80217-5270
      800-552-1129


     This Annual Report is for the information of shareholders of Rochester Fund Municipals. It must be preceded or accompanied by a current prospectus for the Fund.
     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
     Call our Toll-Free Customer Service today at 1-800-525-7048 for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.



RA0365.001.0100   February 29, 2000
--------------------------------------------------------------------------------
[logo]  OppenheimerFunds (R)
        The Right Way to Invest

     OppenheimerFunds Distributor, Inc.
     Rochester Division
     350 Linden Oaks
     Rochester, NY  14625-2807